Registration No. 033-57792

811-07466

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post Effective Amendment No. 40

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 24

VEL II ACCOUNT

OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

(Exact Name of Registrant)

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

(Name of Depositor)

20 Guest Street

Brighton, Massachusetts  02135

Telephone:  (508) 460-2400

(Address of Depositor’s Principal Executive Office)

Sarah M. Patterson

Managing Director, General Counsel of Individual Markets

and Assistant Secretary

Commonwealth Annuity and Life Insurance Company

20 Guest Street

Brighton, Massachusetts  02135

Telephone:  (860) 325-1538

(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

☐    immediately upon filing pursuant to paragraph (b) of Rule 485

☒   on May 2, 2022 pursuant to paragraph (b) of Rule 485

☐    60 days after filing pursuant to paragraph (a) (1) of Rule 485

☐    on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:

☒   this post-effective amendment designates a new effective date for a previously filed post-effective amendment

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
Brighton, Massachusetts

This Prospectus provides important information about VEL II (93) ("Vari-Exceptional Life"), an individual or group flexible premium variable life insurance policy issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") (in all jurisdictions except Hawaii and New York) to applicants who were Age 85 years old and under at the time of purchase. The policies are no longer for sale.

The policies are funded through the VEL II Account of Commonwealth Annuity, a separate investment account referred to as the Separate Account, and a fixed-interest account that is referred to as the General Account. The Separate Account is subdivided into Sub-Accounts that you may select for investment. Each Sub-Account invests exclusively in shares of one underlying mutual fund.

The policies are not suitable for short-term investment. Variable life policies involve risks including possible loss of principal. This policy is NOT: a bank deposit or obligation; or federally insured; or endorsed by any bank or governmental agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that the information in this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the Security and Exchange Commission's staff and is available at Investor.gov.

Please read this Prospectus carefully before investing and keep it for future reference.

DATED May 2, 2022

TABLE OF CONTENTS

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY	4
OVERVIEW OF THE POLICY	6
FEE TABLES	8
PRINCIPAL RISKS OF INVESTING IN THE POLICY	12
THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS	14
WHO IS THE COMPANY?	14
WHAT IS THE SEPARATE ACCOUNT?	15
WHAT ARE THE FUNDS?	15
THE POLICY	16
HOW DO I COMMUNICATE WITH THE COMPANY?	16
HOW DO I APPLY FOR A POLICY?	17
CAN I CANCEL AN INCREASE IN FACE AMOUNT?	17
IS THERE A PAID-UP INSURANCE OPTION?	17
DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?	18
HOW DO I MAKE PAYMENTS?	18
HOW DO I ALLOCATE MY NET PAYMENTS?	19
CAN I MAKE TRANSFERS?	20
IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?	20
ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?	20
IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?	22
CAN I MAKE FUTURE CHANGES UNDER MY POLICY?	22
HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?	22
CAN I CONVERT MY POLICY INTO A FIXED POLICY?	23
CAN I MAKE POLICY LOANS?	24
ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA PLAN?	25
CAN I SURRENDER THE POLICY?	26
CAN I MAKE PARTIAL WITHDRAWALS?	26
WHAT IS THE POLICY VALUE?	27
THE DEATH BENEFIT	29
WHAT ARE THE SUM INSURED OPTIONS?	29
CAN I CHANGE THE SUM INSURED OPTION?	30
IS A GUARANTEED DEATH BENEFIT AVAILABLE?	31
WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?	32
OTHER BENEFITS AVAILABLE UNDER THE POLICY	35
OPTIONAL BENEFIT RIDERS	37
TERMINATION AND REINSTATEMENT	38
WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?	38
WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?	38
CHARGES AND DEDUCTIONS	40
WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?	40
WHAT IS THE MONTHLY DEDUCTION?	40
WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT?	42
HOW IS THE SURRENDER CHARGE CALCULATED?	43
WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?	45
WHAT ARE THE TRANSFER CHARGES?	46
WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?	46

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?	46
DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?	46
WHAT COMPENSATION IS PAID TO DEALERS?	47
FEDERAL TAX CONSIDERATIONS	48
HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?	48
HOW ARE THE POLICIES TAXED?	48
HOW ARE POLICY LOANS TAXED?	50
WHAT ARE MODIFIED ENDOWMENT CONTRACTS AND HOW ARE THEY TAXED?	51
ARE POLICY DISTRIBUTIONS SUBJECT TO WITHHOLDING?	52
ARE LIFE INSURANCE POLICIES PURCHASED BY RESIDENTS OF PUERTO RICO SUBJECT TO UNITED STATES FEDERAL INCOME TAX?	52
ARE LIFE INSURANCE POLICIES PURCHASED BY NON-RESIDENTS ALIENS AND FOREIGN CORPORATIONS SUBJECT TO UNITED STATES FEDERAL INCOME TAX?	52
ARE THERE TAX IMPLICATIONS FOR NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES?	52
WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?	53
CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?	53
CAN CHANGES IN TAX LAW AFFECT THE POLICY?	53
OTHER INFORMATION	54
ARE THERE OTHER IMPORTANT POLICY PROVISIONS?	54
CAN THE COMPANY DELAY PAYMENTS TO ME?	55
DO I HAVE ANY VOTING RIGHTS?	55
WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?	56
ARE THERE BUSINESS CONTINUITY RISKS?	56
ARE THERE CYBER SECURITY RISKS?	56
ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?	58
MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?	58
WHAT IS MIXED AND SHARED FUNDING?
WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE ACCOUNT?	59
THE GENERAL ACCOUNT	59
GLOSSARY OF SPECIAL TERMS	60
APPENDIX A: FUNDS AVAILABLE UNDER THE POLICY	A-1

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	For potentially as long as the first 15 years under the policy or 15 years following a Face Amount increase, if you surrender the policy or decrease the Face Amount, you may be assessed a surrender charge.
The surrender charge includes a Deferred Administrative Charge and a Deferred Sales Charge:
• The Deferred Administrative Charge may be as high as 0.85% per $1,000 of Face Amount.
• The Deferred Sales Charge may be as high as 3.825% per $1,000 of Face Amount.
	For example, if you invest in a policy with a Face Amount of $100,000 and you surrender the policy, you could pay a surrender charge as high as $4,675.	Fee Tables Charges and Deductions—How is the Surrender Charge Calculated?
Transaction Charges

In addition to surrender charges, you may also be charged for other transactions under the policy. Partial withdrawals may be subject to a charge equal to 5% of the amount withdrawn in excess of the policy's free withdrawal amount, as well as a processing fee. There may also be taxes on premium payments and charges for increasing the Face Amount, transferring amounts between investment options, exercising optional benefits, changing the allocation of Net Payments or Monthly Deductions, and receiving personalized illustrations.

Fee Tables Charges and Deductions
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and other transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance and the cost of any optional benefits that you elected, which are set based on the characteristics of the insured (e.g., age, sex, and rating classification). There are also other ongoing fees and expenses that you must pay and are not based on the insured's characteristics. You should view the policy specifications page of your policy for rates applicable to your policy.
	You will also bear expenses associated with the Funds under the policy that you have selected for investment, as shown in the following table:	Fee Tables Charges and Deductions

Annual Fee	Minimum	Maximum
Investment options (Fund fees and expenses)	0.46%	0.97%

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this policy, including your principal investment.	Principal Risks of Investing in the Policy
Not a Short-Term Investment	• The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• If you surrender the policy or take a partial withdrawal, you may be subject to significant surrender charges or partial withdrawal charges, respectively, as well as income taxes.
Risks Associated with Investment Options	• An investment in the policy is subject to the risk of poor investment performance. This risk can vary depending on the performance of the investment options under the policy that you select (e.g., the Fund options).
• Each investment option (including the General Account) has its own unique risks.
• You should review the investment options before making an investment decision.

Insurance Company Risks

An investment in the policy is subject to the risks related to us, Commonwealth Annuity. Any obligations (including under the General Account), guarantees, and benefits of the policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Commonwealth Annuity, including our financial strength ratings, is available by calling 1-800-533-7881 or visiting www.commonwealthannuity.com

Principal Risks of Investing in the Policy
Contract Lapse

Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the policy to lapse. There are costs associated with reinstating a lapsed policy. Death benefits will not be paid if the policy has lapsed.

	RESTRICTIONS	Location in Prospectus
Investments	• Certain investment options may not be available under your policy.
• The first 12 transfers in a policy year are free of charge. A charge of up to $25 (currently $10) will apply to each additional transfer during a policy year.
• Transfers between the Fund options are subject to additional restrictions designed to prevent disruptive trading.
• Transfers to and from the General Account are subject to significant restrictions.
• Amounts held by us to secure a policy loan are held in the General Account.
	• We reserve the right to remove or substitute Funds as investment options.	The Policy Other Information The General Account
Optional Benefits	• The policy's optional benefits are no longer available for election.
	• There are additional restrictions and limitations relating to the policy's optional benefits, including minimum and maximum coverage amounts.	Other Benefits Available Under the Policy Optional Benefit Riders
	TAXES	Location in Prospectus
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
• If you purchased the policy through a tax-qualified plan, there is no additional tax benefit under the policy.
	• Earnings under your policy are taxed at ordinary income tax rates when withdrawn. Withdrawals from certain types of policies may also be subject to an additional tax.	Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation

Your investment professional may receive compensation for selling this policy to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this policy with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this policy over another investment for which the investment professional is not compensated or compensated less.

Charges and Deductions—What Compensation is Paid to Dealers?
Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should exchange a policy you already own only if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

OVERVIEW OF THE POLICY

PURPOSE OF THE POLICY

The policy is a life insurance contract with death benefits, a cash value, and other features that are commonly associated with life insurance. The policy is "variable" because the policy's cash value will increase or decrease depending on the performance of the investment options that you select. Under some circumstances, the death benefit may vary based on the performance of your investment options.

The policy gives you the potential for long-term life insurance coverage and the opportunity for tax-deferred asset accumulation. The policy may be appropriate for investors with long investment time horizons. It is not intended for investors who may need to make early or frequent withdrawals or who intend to frequently trade in the policy's Fund options. You should consider the policy in conjunction with other insurance that you own.

PREMIUMS

Unlike traditional insurance life policies, the policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. However, payment of insufficient premiums may cause your policy to lapse, and you may need to make premium payments at certain times and in certain amounts in order to keep the policy in force. While you may establish a schedule of payments ("planned payments"), the policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the policy will remain in force. In general, no premium payment may be less than $100 (or $50 if by means of a monthly automatic payment procedure).

Your premium payments under the policy are invested in the policy's investment options based on your instructions. The policy's investment options include:

•  Fund Options. Each Fund option (or Sub-Account) invests in the shares of a single underlying mutual fund (a Fund). Each Fund has its own investment objective, strategies, and risks; investment adviser(s); expenses; and performance history that you should consider before making an investment decision.

  Additional information about each Fund is provided in an appendix to this prospectus. See "Appendix A: Funds Available Under the Policy."

•  General Account. A fixed interest option that guarantees principal and a minimum rate of annual interest.

POLICY FEATURES

•  Flexibility. The policy is designed to be flexible to meet your specific circumstances and needs. For example, within certain limits, you can choose the timing, amount, and frequency of your premium payments; transfer amounts between investment options; change a beneficiary; change the amount of life insurance coverage; take a loan under your policy; take partial withdrawals; or surrender the policy.

•  Life Insurance Coverage. In general, if the insured dies while the policy is in effect, the policy's death benefit will be payable to the beneficiary or beneficiaries that you selected. The amount of the death benefit generally depends on the policy's Face Amount, the death benefit option you selected, any additional insurance provided by an optional benefit, and any outstanding loans or unpaid fees and expenses that become due.

•  Tax Treatment. You can transfer cash value between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are subject to tax only if you take certain actions with respect to your policy, such as if you surrender the policy or take a partial withdrawal. The Policy is designed so that the death benefit generally should not be taxable income to your beneficiaries.

•  Accessing Your Money. You have access to your money under the policy. You can surrender your policy for its cash value at any time, although doing so will terminate the policy. After the first policy year, you may withdraw a portion of your policy's cash value, subject to certain restrictions. If you surrender your policy or take partial withdrawals, you may have to pay significant charges and income taxes and possibly an additional tax.

•  Policy Loans. You can also access your money under your policy by borrowing against the loan value of your policy. An outstanding loan accrues interest daily at a net annual interest rate that will not exceed 2.0%. The net annual interest rate under the policy's preferred loan option, if available, may be lower compared to the net annual interest rate for a non-preferred loan.

•  Minimum Monthly Factor Lapse Protection. For the first 48 months under the policy, following a Face Amount Increase, or following a change in a Minimum Monthly Factor, if you make certain minimum premium payments, the policy is guaranteed not to lapse during that 48 month period.

•  Automatic Transfer Programs. For no additional charge, you may select Dollar Cost Averaging or Automatic Account Rebalancing.

•  Dollar Cost Averaging. Allows you to automatically transfer fixed amounts from a designated Fund option to one or more other Fund options on a periodic basis.

•  Automatic Account Rebalancing. Allows you to automatically reallocate your policy value among the Fund options based on your standing allocation instructions on a periodic basis.

•  Paid-Up Insurance Option. This option converts your variable life insurance policy into a fixed life insurance policy, often with a lower Face Amount, with no further premiums due.

•  Optional Benefits. We previously offered the optional benefits listed below to policyowners. These optional benefits are no longer for sale. You may be subject to additional charges if you have elected an optional benefit.

•  Waiver of Premium Rider. Provides protection from lapse during periods of total disability.

•  Guaranteed Insurability Rider. Guarantees that insurance may be added at various option dates without evidence of insurability.

•  Other Insured Rider. Provides life insurance coverage for the primary insured's spouse and children up to a total of five additional insureds.

•  Children's Insurance Rider. Provides life insurance coverage for the primary insured's eligible minor children.

•  Accidental Death Benefit Rider. Pays an additional benefit for death resulting from a covered accident.

•  Split Option Rider/Exchange Option Rider. Allows you to use the policy to insure a different person.

•  Living Benefits Rider. Pays a portion of the death benefit before death if the insured becomes terminally ill or is permanently confined to a nursing home.

•  Guaranteed Death Benefit Rider. Provides protection from lapse regardless of investment performance and also provides a guaranteed net death benefit.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, transfer cash value between investment options, or take certain other actions with respect to your policy.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	N/A	None
Premium Taxes	When a premium payment is made	2.50% of each premium payment
Deferred Acquisition Costs ("DAC Tax" Charge)	When a premium payment is made	1.00% of each premium payment
Maximum Deferred Sales Charge (Load)
Deferred Administrative Charge(1)	Upon Surrender or a Decrease in Face Amount for up to 15 years from Date of Issue of the policy or from the date of increase in Face Amount, respectively	$8.50 per thousand dollars of the initial Face Amount or of an increase in Face Amount
Deferred Sales Charge(1)
Minimum and Maximum Charge	Upon Surrender or a Decrease in Face Amount for up to 15 years from Date of Issue of the policy or from the date of increase in Face Amount, respectively	The minimum charge is $7.68 and the maximum charge is $38.25 per $1,000 of Face Amount
Charge for a representative policyowner		For a Male Standard Non-Smoker Age 53, the rate is $31.12 per $1,000 of Face Amount
Other Surrender Fees
Partial Withdrawal Charge(2)	Upon Partial Withdrawals in excess of the Free 10% Withdrawal Amount	5% of any withdrawals in excess of the Free 10% Withdrawal amount
Partial Withdrawal Transaction Fee	Upon any Partial Withdrawal	2% of the amount withdrawn, not to exceed $25
Increase in Face Amount	Upon increasing the Face Amount of the policy	$40 administrative fee
Transfer Fees	Upon the 13th transfer and each subsequent transfers in a policy Year.	$25 per transfer. Currently, we charge $10 per transfer.
Split Option Rider/Exchange Option Rider	Upon adding the rider to the policy	$20 (one-time fee)
Living Benefits Rider
Minimum and Maximum Charge	Upon exercising the rider	One-time fee of $150, plus an additional charge based on the present value of expected premiums associated with the benefit.

Charge	When Charge is Deducted	Amount Deducted
Charge for a representative policyowner	Upon exercising the rider	Per $1,000 of original Face Amount: a representative charge is $13.10 (for a Male Standard, Age 53)
Guaranteed Death Benefit Rider	Upon adding the rider (available only at issue)	$25 (one-time fee)
Changing Net Payment Allocation	Upon changing allocations of Net Payments	Currently there is no charge. Any future charge is guaranteed not to exceed $25.
Changing Monthly Deduction Allocation	Upon changing allocation of the Monthly Deduction	Currently there is no charge. Any future charge is guaranteed not to exceed $25.
Providing a Projection of Values(3)	Upon requesting a projection of values	Currently there is no charge. Any future charge is guaranteed not to exceed $25.
Loan Interest(4)	Paid in arrears annually (accrues daily)	2% of the loan amount(4)

(1) Surrender Charges—At any time that the policy is in effect, a policyowner may elect to surrender the policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount. The maximum surrender charge calculated upon issuance of the policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge, and (b) is a deferred sales charge. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Premium Payments in the chronological order in which they were received.

The deferred administrative charge is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, policy administration, decreasing the Face Amount, and surrendering a policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue Age) after the 40th policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the policy.

The deferred sales charge is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85). In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount. The deferred sales charge varies based on individual characteristics (sexes, issue ages and underwriting classes) of the Insureds. Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, the minimum is $7.68 (for a Female Standard Smoker Age 0) and the maximum is $38.25 (for a Male Standard Smoker Age 53) per $1000 of Face Amount.

The surrender charge shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

(2) Partial Withdrawals—The Company will reduce the amount of the policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

(3) Providing a Projection of Values—You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

(4) Policy Loans—Outstanding policy loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the policy is in force, the policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

Preferred Loan Option—A preferred loan option is available under the policy. After the tenth policy anniversary the policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

* * *

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges
Cost of Insurance(1)
Minimum and Maximum charge	Monthly	Per $1,000 of original Face Amount, the minimum is $0.05 and the maximum is $83.33
Charge for a representative policyowner	Monthly	Per $1,000 of original Face Amount: a representative charge is $0.49 (for a Male Standard Non-Smoker Age 53)
Monthly Administrative Fee	Monthly	$5.00
Mortality and Expense Risk Fees	Daily	Annual rate of 0.65% of Separate Account assets (guaranteed not to exceed 0.90%)
Annual Maintenance Fee	Daily for the first ten policy years	Annual rate of 0.15% of Separate Account assets (guaranteed not to exceed 0.25%)
Optional Benefit Charges
Monthly Charges for Optional Benefits(2)	Monthly	Varies depending upon the optional benefits selected, and by the individual characteristics of the Insureds
Other Insured Rider
Minimum and Maximum charge	Monthly	Per $1,000 of original Face Amount: the minimum is $0.06 and the maximum is $83.33
Charge for a representative policyowner	Monthly	Per $1,000 of original Face Amount: a representative charge is $0.51 (for a Male Standard Non-Smoker Age 53)
Waiver of Premium Rider
Minimum and Maximum charge	Monthly	Per $1000 of the monthly benefit, the minimum is $0.01 and the maximum is $187.51
Charge for a representative policyowner	Monthly	Per $1,000 of original Face Amount: a representative charge is $0.06 (for a Male Standard Non-Smoker Age 53)

Charge	When Charge is Deducted	Amount Deducted
Guaranteed Insurability Rider
Minimum and Maximum charge	Monthly	Per $1,000 of original Face Amount: the minimum is $0.03 and the maximum is $1.71.
Charge for a representative policyowner	Monthly	Per $1,000 of original Face Amount: a representative charge is $0.77 (for a Male Standard Non-Smoker Age 53)
Children's Insurance Rider	Monthly	$0.40 per $1000 of benefit
Accidental Death Benefit Rider
Minimum and Maximum charge	Monthly	Per $1,000 of original Face Amount: the minimum is $0.07 and the maximum is $0.36.
Charge for a representative policyowner	Monthly	Per $1,000 of original Face Amount: a representative charge is $0.09 (for a Male Standard Non-Smoker Age 53)
Loan Interest(3)	Paid in arrears annually (accrues daily)	8% of the loan amount(3)

(1) Cost of Insurance—Charges vary based on individual characteristics such as the age, policy year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. The charges shown in the table may not be representative of the charge that a particular policyowner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.

Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum Cost of Insurance Charge is $0.02 (for Female Preferred Non-Smoker Age 25) and the maximum is $83.33 (for a Male Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age 94).

(2) Monthly Charges for Optional Benefits—The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular policyowner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

Other Insured Rider—Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum charge is $0.06 (Female Smoker Age 10) and the maximum charge is $83.33 (Male Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra).

Guaranteed Insurability Rider—Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.03 (for Female Preferred Smoker Age 6) and the maximum is $1.71 (for a Male Standard Smoker Age 65).

Accidental Death Benefit Rider—Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.07 (for Female Preferred Smoker Age 5) and the maximum is $0.36 (for a Male Sub-Standard Smoker Rated Age 65).

(3) Policy Loans—Outstanding policy loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the policy is in force, the policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

Preferred Loan Option—A preferred loan option is available under the policy. After the tenth policy anniversary the policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

* * *

The next item shows the minimum and maximum total operating expensed charged by the Funds that you may pay periodically during the time that you own the policy. A complete list of Funds available under the policy, including their annual expenses, may be found in the appendix to this prospectus.

ANNUAL FUND EXPENSES

Annual Fund Expenses	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)(1)	0.46%	0.97%

(1)  As of the year ended December 31, 2021. Annual Fund expenses are presented as a percentage of average daily net assets. The levels of fees and expenses vary among the Funds, and may vary from year to year. Fund information is based on information provided by the Funds and is not independently verified by the Company for funds not affiliated with the Company.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss. You can lose money by investing in this policy, including your principal investment. The value of your policy is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.

Short-Term Investment Risk. This policy is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. If you surrender the policy or take a partial withdrawal, you may be subject to significant surrender charges or partial withdrawal charges, respectively, as well as income taxes.

Fund Option (Sub-Account) Risk. Amounts that you invest in the Fund options (i.e., the Sub-Accounts) are subject to the risk of poor investment performance. Generally, if the Sub-Accounts you select make money, your policy Value goes up, and if they lose money, your policy Value goes down. Sub-Account performance may also affect the value of the death benefit in a similar way. Each Sub-Account's performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund's investment risks when you invest in the corresponding Sub-Account. You bear the risk of any decline in the value of your policy resulting from the performance of the Sub-Accounts you have chosen. Even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. We do not promise that the Funds will meet their investment objectives. You should periodically review your allocations in light of market conditions and overall financial goals.

Surrender and Withdrawal Charge Risk. You should carefully consider the risks associated with withdrawals under the policy, including a full surrender and partial withdrawals. If you surrender the policy or take a partial withdrawal, you may be subject to significant surrender charges or partial withdrawal charges, respectively, as well as income taxes and possibly an additional tax. Significant surrender charges may apply if the policy's Face Amount is decreased.

General Account Interest Rate Risk. We guarantee that we will credit interest to amounts allocated to the General Account. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.

Lapse Risk. Insufficient premium payments, deduction of fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the policy to lapse. All insurance coverage under the policy will terminate if your policy lapses. You can reinstate a lapsed policy within a certain period of time, but there are costs associated with reinstating a lapsed policy. You should understand that under the policy's Minimum Monthly Factor feature, except for any covered 48 policy month period, making monthly payments at least equal to the Minimum Monthly Factor does not guarantee that the policy will remain in force. You should also understand that the optional Guaranteed Death Benefit Rider provides only limited protection against lapse.

Loan Risk. Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on your policy Value, and will reduce the death benefit. Allowing the policy to lapse with a loan outstanding may have significant tax consequences. In addition, if your policy is a modified endowment contract for tax purposes, taking a policy loan may have tax consequences.

Modified Endowment Contract Risk. A policy may be considered a "modified endowment contract" if total payments during the first seven policy years (or within seven years of a material change in the policy) exceed the total net level payments payable, if the policy had provided paid-up future benefits after seven level annual payments. If the policy is considered a modified endowment contract, all distributions (including policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional tax may be imposed on that part of a distribution that is includible in income.

General Account Transfer Risk. Transfers to and from the General Account are subject to significant restrictions related to the frequency of transfers and the amount transferred. These restrictions may limit your ability to readily change how your policy Value is invested in response to changing market conditions or changes in your personal circumstances.

Selection Risk. The standard and optional benefits under the policy were designed for different financial needs and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefits that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may no longer be available.

Financial Strength and Claims-Paying Ability Risk. All guarantees under the policy that are funded by our General Account are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you.

Cybersecurity and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your policy, and your policy Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the policy. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes. For more detailed information, please refer to "ARE THERE BUSINESS CONTINUITY RISKS?" and "ARE THERE CYBER SECURITY RISKS?" in the OTHER INFORMATION section of this prospectus.

THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

WHO IS THE COMPANY?

The Company. Unless otherwise specified, any reference to the "Company" refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400.

The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly owned indirect subsidiary of Global Atlantic Financial Group Limited. On February 1, 2021, KKR & Co. Inc. acquired Global Atlantic Financial Group Limited as a subsidiary of The Global Atlantic Financial Group LLC, the post-closing holding company of the Global Atlantic business, and the Company became an indirect majority owned subsidiary of KKR & Co. Inc.

The Company also originates assets through reinsurance transactions. The Company provides reinsurance solutions to meet the strategic, risk management and capital goals of retirement and life insurance companies. In order to generate reinsurance opportunities, employees supporting this origination channel target over 50 retirement and life insurance companies that management believes may seek to transact in the reinsurance market.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company has primary responsibility for all administration of the policy and the Separate Account. The Company has entered into an administrative services agreement with se2, LLC ("se2"), 5801 SW 6th Avenue, Topeka, KS, 66636, whereby se2 provides certain business process outsourcing services with respect to the policy. se2 may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2021, consisted of the following: Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 37 W Wacker Drive, 37th Floor, Chicago, IL 60601; DST Systems, Inc. (FANmail/Vision, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back up tapes storage) located at 1540 N.W. Gage Boulevard, No. 6, Topeka, KS 66618; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Road, Suite 100, Omaha, NE 68114; Venio LLC, d/b/a Keane (lost shareholder searches) located at PO Box 1508, Southeastern, PA 19399-1508; and Veritas Documents Solutions, LLC (compliance mailing) located at 913 Commerce Ct., Buffalo Grove, IL 60089.

In addition to se2, the Company also directly retains Toppan Merrill, LLC (regulatory filings, policy print and mailing) located at One Merrill Circle, St. Paul, MN 55108 and Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606.

WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" refers to the VEL II Account of Commonwealth Annuity. The Separate Account is a separate investment account compromised of Sub-Accounts. Each Sub-Account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition, the Separate Account may invest in other funds that are not available to the Policies described in this prospectus. Subject to the provisions of the Policies, units of the Sub-Accounts are offered on a continuous basis.

WHAT ARE THE FUNDS?

Each Sub-Account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

Information regarding each Fund, including (i) its name, (ii) its type or investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A: Funds Available Under the Policy. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-533-7881, or visiting cwannuity.se2.com/#205.

THE POLICY

As of the date of this Prospectus, the Company has ceased issuing new Policies. This Prospectus provides only a very brief overview of the more significant aspects of the policy and of the Company's administrative procedures for the benefit of the Company's current policyowners. The policy together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY?

You may contact us at the address or telephone number shown on the cover of this Prospectus or by contacting your agent.

Effective Date of Transactions

Once your policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

Written Requests

Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments, loans, withdrawals, and surrender of the policy, we require you to use Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain Company forms at our Company web site: cwannuity.se2.com.

Telephone Requests

You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's procedures for issuing policies.

Upon receipt at its Service Office of a completed application from a prospective policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination. If the application is approved and the policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Service Office. If a policy is not issued, the premiums will be returned to you without interest.

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one minimum monthly payment for the policy as applied for, the Company will provide conditional insurance, subject to the terms of the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

CAN I CANCEL AN INCREASE IN FACE AMOUNT?

Free Look with Face Amount Increases

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

•  45 days after the application for the increase is signed, or

•  10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

•  10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

Upon Written Request, a policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the policyowner elects this option, certain policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the Surrender Value of the policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

If the paid-up insurance option is elected, the following policyowner rights and benefits will be affected:

•  As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

•  The Company will transfer the policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of policy Value from the General Account back to the Separate Account.

•  The policyowner may not make further premium payments.

•  The policyowner may not increase or decrease the Face Amount or make partial withdrawals.

•  Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the policyowner may make policy loans or surrender the policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?

Yes. The Company will lower the cost of insurance charges by 5% during any policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Internal Revenue Code of 1986 (the "Code"), accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first policy year and on each policy anniversary for each subsequent policy year. If the Company receives the proceeds from a policy issued by an unaffiliated company to be exchanged for the policy, however, the qualification for the incentive funding discount for the first policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Service Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Service Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Separate Account or the General Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

Premium Flexibility

Unlike conventional insurance policies, the policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each policy month, or the policy may lapse.

Minimum Monthly Factor

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the policy. If, in the first 48 policy months following Date of Issue or the effective date of an increase in the Face Amount or of a policy Change which causes a change in the Minimum Monthly Factor:

•  You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the policy, increase in Face Amount or policy Change has been in force, and

•  Debt does not exceed policy Value less surrender charges, then

•  the policy is guaranteed not to lapse during that period.

Except for the 48 policy month periods, making monthly payments at least equal to the Minimum Monthly Factor does not guarantee that the policy will remain in force.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums that shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules.

Notwithstanding the current maximum premium limitations, however, the Company will accept a premium that is needed in order to prevent a lapse of the policy during a policy year.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

If you do not provide allocation instructions for a Net Premium, it will be allocated among the investment options in accordance with your standing allocation instructions.

Future Changes Allowed

You may change the allocation of future Net Premiums by written or telephone request. An allocation change will be effective as of the date of receipt of the request in good order at the Service Office.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the policy Value held in the General Account to secure a policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next day the New York Stock Exchange is open for trading.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

•  the minimum or maximum amount that may be transferred,

•  the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

•  the minimum period of time between transfers, and

•  the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

•  There has been at least a 90-day period since the last transfer from the General Account, and

•  the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the policy.

Currently, the first 12 transfers in a policy year will be free of a transfer charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, policy loan or material change in investment policy will not count towards the 12 free transfers.

These rules are subject to change by the Company.

ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?

This policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect an Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other policyowners.

In order to protect our policyowners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds

(the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

•  the number of transfers made over a period of time;

•  the length of time between transfers;

•  whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

•  the dollar amount(s) requested for transfers; and

•  whether the transfers are part of a group of transfers made by a third party on behalf of several individual policyowners; and

•  the investment objectives and/or size of the Funds.

We may increase our monitoring of policyowners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple policies owned by the same policyowners. We will also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a policyowner may make during a given period, limit the number of times a policyowner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. In certain states, the Disruptive Trading Procedures apply dollar or percentage limitations, rather than restrictions on the number of transfers. Subject to the terms of the policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other policyowners or other holders of the Funds.

In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a policyowner has requested. In the future, some Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

We apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. policyowners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every policyowner who engages in disruptive trading. In addition, the terms of some policies previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of policy provisions, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Fund or its principal underwriter that will obligate us to provide to the Fund promptly upon request certain information about the trading activity of individual policyowners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific policyowners who violate the frequent trading policies established by the Fund.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

•  from the Sub-Accounts which invest in the Goldman Sachs Government Money Market Fund and respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

•  to reallocate policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your policy, within limits. You may:

•  Cancel your policy under its right-to-examine provision

•  Transfer your ownership to someone else

•  Change the beneficiary

•  Change the allocation of payments, with no tax consequences under current law

•  Make transfers of policy Value among the funds

•  Adjust the death benefit by increasing or decreasing the Face Amount

•  Add or remove certain optional insurance benefits

HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Service Office or, if Evidence of Insurability is required, the date of approval of the request.

Increases in the Face Amount

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the policy, and (2) during the first 24 months following the increase, to transfer any or all policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

Decreases in the Face Amount

The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the policy would not comply with the maximum premium limitation applicable under the Internal Revenue Code, the decrease may be limited or policy Value may be returned to the policyowner (at your election) to the extent necessary to meet the requirements. A return of policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

•  the Face Amount provided by the most recent increase;

•  the next most recent increases successively; and

•  the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the policy is in force), you may convert your policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original policy.

CAN I MAKE POLICY LOANS?

You may borrow against the policy Value. Policy loans may be obtained by request to the Company on the sole security of the policy. The total amount which may be borrowed is the Loan Value. While a loan is outstanding, you may continue to make Premium Payments into the policy.

In the first policy year, the Loan Value is 75% of policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the policy year. The Loan Value in the second policy year and thereafter is 90% of an amount equal to the policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

You must use Company forms to request a loan. You may obtain a Company loan form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, cwannuity.se2.com.

The loan amount normally will be paid within seven days after the Company receives the written loan request on a Company loan form at the Service Office, but the Company may delay payments under certain circumstances.

A policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The policy Value in each Sub-Account equal to the policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of Accumulation Units equal to the policy Value so transferred will be canceled. This will reduce the policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The policy loan rights of policyowners who are participants under Section 403(b) plans are restricted.

If your policy is a modified endowment contract for tax purposes, taking a policy loan may have tax consequences, see FEDERAL TAX CONSIDERATIONS.

Loan Amount Earns Interest in General Account

As long as the policy is in force, the policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. No additional interest will be credited to such policy Value.

Preferred Loan Option

A preferred loan option is available under the policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth policy anniversary the policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the policy. Consult a qualified tax adviser. The Preferred Loan Option is not available in all states.

Loan Interest Charged

Outstanding policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer policy Value equal to that excess loan amount from the policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the policy Value in each Sub-Account bears to the total policy Value in all Sub-Accounts.

Repayment of Loans

Loans may be repaid at any time prior to the lapse of the policy. Upon repayment of the Debt, the portion of the policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the policy Value less the surrender charge, the policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the policy will terminate with no value.

Effect of Policy Loans

Policy loans may be repaid at any time prior to the lapse of the policy. However, because policy loans do not participate in the investment experience of the Separate Account, policy loans will permanently affect the policy Value and Surrender Value, and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the policy Value in the General Account that is security for the loan. Moreover, outstanding policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender. Allowing the policy to lapse with a loan outstanding may have significant tax consequences; please consult a qualified tax adviser.

ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA PLAN?

If your policy was issued in connection with a TSA plan, policy loans are permitted in accordance with the terms of the policy. However, if a policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

•  Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the policyowner's principal residence.

•  All policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

•  The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:

•  $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from all of the policyowner's TSA plans during the one-year period preceding the date of the loan, minus the outstanding balance of loans from the policyowner's TSA plans on the date on which such loan was made;

OR

•  50% of the policyowner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

A qualified tax adviser should be consulted before requesting a policy loan in connection with a TSA Plan.

CAN I SURRENDER THE POLICY?

Yes. You may surrender the policy and receive its Surrender Value. You must use Company forms to surrender the policy. You may obtain a Company surrender form by calling 1-800-533-7881. The Surrender Value will be calculated as of the Valuation Date on which the policy and completed surrender forms are received in good order at the Service Office.

The Surrender Value is equal to:

•  the policy Value, minus

•  any Debt and applicable surrender charges.

A surrender charge is calculated upon issuance of the policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described under OTHER INFORMATION—CAN THE COMPANY DELAY PAYMENTS TO ME?

The surrender rights of policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted.

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first policy year, you may withdraw a portion of the Surrender Value of your policy, subject to the limits stated below. You must use Company forms to request a withdrawal. You may obtain a Company withdrawal form by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, cwannuity.se2.com. The written request on a Company withdrawal form must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Sum Insured Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000. See THE DEATH BENEFIT.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.

The withdrawal rights of policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted. For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

WHAT IS THE POLICY VALUE?

The policy Value is the total amount available for investment, and is equal to the sum of:

•  your accumulation in the General Account, plus

•  the value of the Accumulation Units in the Sub-Accounts.

The policy Value is used in determining the Surrender Value (the policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum policy Value. Because the policy Value on any date depends upon a number of variables, it cannot be predetermined.

The policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the policy.

Calculation of Policy Value

The policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the policy Value will be:

•  the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the policy; plus

•  the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

The Accumulation Unit

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a policy is received) when there is a sufficient degree of trading in an Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

Net Investment Factor

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number determined by the following formula:

(1)  divided by (2) minus 3, where:

(1)  is:

•  the net asset value per share of the Fund held in the Subaccount as of the end of the current Valuation Period; plus

•  the per share amount of any dividend or capital gain distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

•  a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

(2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

(3) is the factor representing asset-based charges (the mortality and expense risk charge, and the administration charge)

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

THE DEATH BENEFIT

As long as the policy remains in force (see TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION—CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the policy. See THE DEATH BENEFIT—WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

•  the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

•  any additional insurance on the Insured's life that is provided by rider; minus

•  any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

WHAT ARE THE SUM INSURED OPTIONS?

The policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the policy Value or the Guideline Minimum Sum Insured.

Guideline Minimum Sum Insured

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the policy qualifies as a life insurance contract, and has not been transferred in a reportable policy sale transaction, the insurance proceeds will generally be excluded from the gross income of the Beneficiary.

GUIDELINE MINIMUM SUM INSURED TABLE

Age of Insured on Date of Death	Percentage of Policy Value
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
80	105%
85	105%
90	105%
95 and above	100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the policy Value varies. Under Option 2, the Sum Insured varies as the policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS—WHAT IS THE MONTHLY DEDUCTION?

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the policy Value, you should select Option 1.

CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each policy year by sending a Written Request for change to the Service Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

Change from Option 1 to Option 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS—WHAT IS THE MONTHLY DEDUCTION?

Change from Option 2 to Option 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation provided by the Internal Revenue Code. In such event, the Company will pay the excess to the policyowner.

IS A GUARANTEED DEATH BENEFIT AVAILABLE?

Yes. An optional Guaranteed Death Benefit Rider is available only at issue of the policy. If this rider is in effect, the Company:

•  guarantees that your policy will not lapse regardless of the investment performance of the Separate Account and

•  provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 is deducted from policy Value when the Rider is elected. Certain transactions, including policy Loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.

Guaranteed Death Benefit Tests

While the Guaranteed Death Benefit Rider is in effect, the policy will not lapse if the following two tests are met:

1.  Within 48 months following the Date of Issue of the policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.  On each policy anniversary, (a) must exceed (b), where, since the Date of Issue:

(a)  is the sum of your premiums, less any withdrawals, partial withdrawal charges and debt which is classified as a preferred loan; and

(b)  is the sum of the minimum guaranteed death benefit premiums, as shown on the specifications page of the policy.

Guaranteed Death Benefit

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the rider is in force. The Death Proceeds will be the greater of:

•  the Face Amount as of the Final Premium Payment Date; or

•  the policy Value as of the date due proof of death is received by the Company.

Termination of the Guaranteed Death Benefit Rider

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

•  foreclosure of a policy Loan; or

•  the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or any policy change that results in a negative guideline level premium; or

•  the effective date of a change from Sum Insured Option 2 to Sum Insured Option I, if such change occurs within policy years of the Final Premium Payment Date; or

•  a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the policy Value will not be sufficient to keep the policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the policy in force will never exceed the surrender charge plus three Monthly Deductions.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured. Payment of the Death Proceeds under a payment option may have tax consequences, see Federal Tax Considerations.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

•  The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the policy, or

•  The rate in the policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

Option A:  Payments for a Specified Number of Years. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

Option B:  Lifetime Monthly Payments. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

(1)  upon the death of the payee, with no further payments due (Life Annuity), or

(2)  upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or

(3)  upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C:  Interest Payments. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D:  Payments for a Specified Amount. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E:  Lifetime Monthly Payments for Two Payees. One of three variations may be chosen. The greater the percentage amount provided to the surviving payee, the lower the amount of the original payment to the first payee. After the death of one payee, payments will continue to the survivor:

(1)  in the same amount as the original amount; or

(2)  in an amount equal to 2/3 of the original amount; or

(3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

Selection of Payment Options

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option.

Additional Deposits

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

Rights and Limitations

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

Payment Dates

The first payment under any option, except Option C, will be due on the date the policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefit associated with your policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each optional benefit included in the table may be found in the Fee Tables. See the applicable sections of this prospectus for additional information about these benefits.

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Standard Benefits
Paid-Up Insurance Option	Upon exercise, your variable life insurance policy is converted into a fixed life insurance policy with no further premiums due	• Usually results in a reduced Face Amount
• All policy Value is transferred to the General Account upon exercise and the Fund options are no longer available for investment
• No further premium payments permitted
• Face Amount may not be increased or decreased
• Partial withdrawals are not permitted
• Optional benefit riders terminate unless we consent to keep them in force
Dollar Cost Averaging	Allows you to automatically transfer fixed amounts from a designated Fund option to one or more other Fund options on a periodic basis	• Minimum transfer amount is $100
• Transfers must be from the Goldman Sachs Government Money Market Fund
• Transfers may be made monthly, bi-monthly, quarterly, semi-annually, or annually
• First transfer under program counts towards transfer limits
• May not be in effect at same time as Automatic Account Rebalancing
Automatic Account Rebalancing	Allows you to automatically reallocate your policy Value among the Fund options based on your standing allocation instructions on a periodic basis	• Minimum transfer amount is $100
• Rebalancing may be performed monthly, bi-monthly, quarterly, semi-annually, or annually
• First rebalance under program counts towards transfer limits
• May not be in effect at same time as Dollar Cost Averaging
Policy Loans	You may take a loan from your policy against your policy's Loan Value	• May borrow up to the Loan Value of the policy
• A portion of policy Value equal to the amount borrowed is held in the General Account as security for the loan
• Outstanding loans are charged interest at a net annual interest rate no higher than 2.00% per year
• Preferred loans, if available, may accrue interest at a lower rate than non-preferred loans
• If the outstanding loan balance and accrued interest exceed the value of the policy less the surrender charge, the policy may lapse
• Loans under policies issued in connection with Section 403(b) and TSA plans are subject to different restrictions and limitations

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Optional Benefits (No Longer Available for Election)
Guaranteed Death Benefit Rider	Provides protection from lapse regardless of investment performance and also provides a guaranteed death benefit	• Minimum premium payment requirement must be met to protect against lapse and keep the rider in force
• Policy loans, partial withdrawals, changes to the death benefit option, and other transactions can result in termination
• Cannot be reinstated after termination
Waiver of Premium Rider	Provides protection from lapse during periods of total disability	• Disability must continue more than four months • Subject to maximum issue benefits • Cost will change yearly
Guaranteed Insurability Rider	Guarantees that insurance may be added at various option dates without evidence of insurability	• May be exercised only on option dates
Other Insured Rider	Provides life insurance coverage for the primary insured's spouse and children	• Only covers the spouse and children of the primary Insured • Limited to five additional insureds
Children's Insurance Rider	Provides life insurance coverage for the primary insured's minor children	• Provides coverage only for eligible minor children
Accidental Death Benefit Rider	Pays an additional benefit for death resulting from a covered accident	• Only covers accidents prior to the policy anniversary nearest the Insured's 70th birthday.
Exchange Option Rider	Allows you to use the policy to insure a different person	• Eligibility and coverage subject to the Company's guidelines
Living Benefits Rider	Pays a portion of the death benefit before death if the Insured becomes terminally ill or is permanently confined to a nursing home	• Only a portion of the death benefit is payable before death under the rider

OPTIONAL BENEFIT RIDERS

This section includes additional information about the optional benefit riders under the policy. These riders are no longer available. If you elected one of these riders, you may be subject to additional charges, as summarized under "Fee Tables."

Waiver of Premium Rider. This rider provides that during periods of total disability, continuing more than four months, the Company will add to the policy Value each month an amount selected by you or the amount needed to pay the policy charges. This value will be used to keep the policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

Guaranteed Insurability Rider. This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

Other Insured Rider. This rider provides a term insurance benefit for up to five Insureds. This benefit was only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

Children's Insurance Rider. This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

Accidental Death Benefit Rider. This rider pays an additional benefit for death resulting from a covered accident prior to the policy anniversary nearest the Insured's Age 70.

Exchange Option Rider. This rider allows you to use the policy to insure a different person, subject to Company guidelines.

Living Benefits Rider. This rider permits part of the proceeds of the policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

Guaranteed Death Benefit Rider. This rider, which was available only at issue, (a) guarantees that your policy will not lapse regardless of the performance of the Separate Account and (b) provides a guaranteed net death benefit. See "Is a Guaranteed Death Benefit Available?" under "The Death Benefit."

TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the policy to lapse unless:

(a)  the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b)  the Debt exceeds the policy Value less surrender charges.

If one of these situations occurs, the policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

Failure to make a sufficient payment within the grace period will result in termination of the policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

Allowing the policy to terminate with a loan outstanding may have significant tax consequences; please consult a qualified tax adviser.

Limited 48-Month Guarantee

Except for the situation described in (b) above, the policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the policy, increase, or a policy Change which causes a change in the Minimum Monthly Factor has been in force. A policy Change which may cause a change in the amount of the Minimum Monthly Factor is a change in the Face Amount or the deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the policy will remain in force.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the policy has not been surrendered and the Insured is alive, the terminated policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company:

•  a written application for reinstatement,

•  Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

•  a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

Minimum Amount Payable

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B. Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under B, the minimum amount payable is the sum of:

•  the amount by which the surrender charge as of the date of reinstatement exceeds the policy Value on the date of default, plus

•  Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

Surrender Charge

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the policy remained in force from the Date of Issue. The policy Value less Debt on the date of default will be restored to the policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

Policy Value on Reinstatement

The policy Value on the date of reinstatement is:

•  the Net Premium paid to reinstate the policy increased by interest from the date the payment was received at the Service Office, plus

•  an amount equal to the policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, minus

•  the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

CHARGES AND DEDUCTIONS

The charges described below will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose options under the policy.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

Currently, a deduction of 3.50% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2.50% of premiums and a DAC tax deduction of 1% of premiums.

While the premium tax is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2.50% rate attributable to premiums for state and local premium taxes approximates the average expenses to Commonwealth Annuity associated with the premium taxes. The charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. However, Commonwealth Annuity does not expect to make a profit from this charge.

The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.

WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date, a Monthly Deduction from the policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase.

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

Cost of Insurance

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount, for each subsequent increase in the Face Amount, and for riders. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

Calculation of the Charge—If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount generally will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the policy Value (minus charges for rider benefits) at the beginning of the policy month. Thus, the cost of insurance charge may be greater for policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the policy Value, any policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

Increases—If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the policy month.

Effect of the Guideline Minimum Sum Insured

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured that is required to comply with the Guideline rules. This charge will be calculated by:

•  multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (policy Value times the applicable percentage), minus

•  the greater of the Face Amount or the policy Value (if you selected Sum Insured Option 1)

OR

•  the Face Amount plus the policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.

Cost of Insurance Rates

Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, risk classification and the Incentive Funding Discount, if applicable. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

Monthly Administrative Charge

Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing policy records. The Company does not expect to derive a profit from these charges.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT?

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

Mortality and Expense Risk Charge

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges provided in the policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

Administrative Charge

During the first ten policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

The Company does not impose the Separate Account administrative charge after the tenth policy year. On the tenth policy anniversary, the Company will convert your units in the Sub-Accounts to units that do not reflect the charge. There will be no change in your policy Value as a result of the conversion, but the number of your units and the corresponding unit values will change.

Fund Expenses

Because the Sub-Accounts purchase shares of the Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The prospectuses and statements of additional information of the Funds contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the policy Value in the Sub-Accounts.

HOW IS THE SURRENDER CHARGE CALCULATED?

The policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The maximum surrender charge calculated upon issuance of the policy is equal to the sum of (a) plus (b) where:

(a)  is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b)  is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount. The maximum surrender charge continues in a level amount for 40 policy months, and reduces by 0.5% or more per month (depending on issue Age) thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

In accordance with limitations under state insurance regulations, the amount of the Surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 policy months, and reduces by 0.5% or more per month (depending on Age) thereafter.

Maximum Surrender Charge During First Two Policy Years—If you surrender the policy during the first two policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge.

Separate Surrender Charge for Each Face Amount Increase—A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

For example, the table below shows the maximum surrender charges that would be associated with a $50,000 increase in Face Amount for a representative insured (Male Standard Non-Smoker, Age 53). Again, the surrender charge associated with the increased Face Amount would be in addition to that for the initial Face Amount. A surrender charge may be deducted if you request a full surrender of the policy or a decrease in the Face Amount.

Years since Increase	Maximum Surrender Charge Associated with Increase in the Face Amount
Year 1	$1,556.00
Year 2	$1,556.00
Year 3	$1,556.00
Year 4	$1,436.31
Year 5	$1,256.77
Year 6	$1,077.23
Year 7	$897.69
Year 8	$718.15
Year 9	$538.62
Year 10	$359.08
Year 11	$179.54
Year 12+	$0.00

Reduced Charge During First Two Years Following Increase—During the first two policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See HOW IS THE SURRENDER CHARGE CALCULATED? The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing policy Value to the increase, and to allocate subsequent premium payments between the initial policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing policy Value associated with the increase will equal the portion of the policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

Possible Surrender Charge on a Face Amount Decrease

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a policy), the surrender charge will be applied in the following order:

•  the most recent increase;

•  the next most recent increases successively, and

•  the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

Partial withdrawals of Surrender Value may be made after the first policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge also may be deducted from the policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. This right is not cumulative from policy year to policy year. For example, if only 8% of policy Value were withdrawn in policy year two, the amount you could withdraw in subsequent policy years would not be increased by the amount you did not withdraw in the second policy year.

The policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

•  first, the surrender charge for the most recent increase in the Face Amount;

•  second, the surrender charge for the next most recent increases successively;

•  last, the surrender charge for the initial Face Amount.

WHAT ARE THE TRANSFER CHARGES?

The first 12 transfers in a policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:

•  from the Sub-Accounts which invest in the Goldman Sachs Government Money Market Fund and Goldman Sachs Government Income Fund to one or more of the other Sub-Accounts; or

•  to reallocate policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate policy Value within 20 days of the Date of Issue of the policy, any resulting transfer of policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a policy year.

WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the policyowner as of the date of application was within the following class of individuals:

All employees and directors of the Company and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that had entered into a sales agreement with the Company, Global Atlantic Distributors, LLC or the former Principal Underwriter, Security Distributors, Inc., to sell the Policies, and any spouses of the above persons or any children of the above persons.

WHAT COMPENSATION IS PAID TO DEALERS?

Your investment professional may receive compensation for selling this policy to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this policy with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this policy over another investment for which the investment professional is not compensated or compensated less.

The Company pays commissions to registered representatives who sold the policy based on a commission schedule. After issue of the policy or an increase in the Face Amount, commissions generally equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will not exceed 5.3% of any additional premiums. However, we may pay higher amounts under certain circumstances.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company.

In light of the compensation that investment professionals often receive for selling life insurance policies and other investments, some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should exchange a policy you already own only if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE POLICIES TAXED?

The Company believes that the policy described in this Prospectus will be considered a life insurance policy under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the policy Value to the Death Benefit. If a policy qualifies as life insurance under Section 7702 of the Code, (1) the Death Proceeds are generally excludable from the gross income of the Beneficiary, and (2) any increase in the policy Value is not taxable until received (or deemed received) by the policyowner or the policyowner's designee. However, if a policy fails to qualify as life insurance under Section 7702, the policy will not provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. Also see WHAT ARE MODIFIED ENDOWMENT CONTRACTS AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with policy loan outstanding or assignment of the policy may have tax consequences. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Insured, policyowner or Beneficiary.

If you surrender the policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the policy. The investment in the policy is the gross Premiums paid for the policy minus any amounts previously received from the policy if such amounts were properly excluded from your gross income. policy loans are generally not treated as taxable distributions. Interest paid on a policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the policy. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the policy may result in a taxable distribution before the investment in the policy is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT CONTRACTS AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

•  change beneficiaries,

•  assign the policy,

•  revoke an assignment,

•  pledge the policy, or

•  obtain a policy loan.

If you are Owner and Insured under the policy, and you transfer all incidents of ownership in the policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. Similarly, if you are not the Owner but possess any incidents of ownership over a policy under which you are the Insured, the Death Benefit will be included in your gross estate if you relinquish the incidents of ownerships within the three-year period ending on the Insured's death. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor. In certain circumstances, we may be required to withhold a portion of the Death Benefit to pay generation-skipping transfer taxes.

Transferring ownership of your policy in a reportable policy sale transaction, transferring ownership to a foreign person, or otherwise transferring the policy for valuable consideration may result in taxable income to you as the transferor. In addition, part or all of the death proceeds may become taxable to the beneficiary.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from the policy or to the proceeds from a sale or disposition of the policy to taxpayers whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer's responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

Any business contemplating the purchase of a new life insurance policy or a change in an existing policy should consult a tax adviser.

HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the policy will be treated as an indebtedness of the policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the policyowner while the policy is in force (but see "Modified Endowment Contracts"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the policy.

Section 264 of the Code restricts the deduction of interest on policy loans. Consumer interest paid on policy loans under an individually owned policy is not tax deductible. No tax deduction for interest is allowed on policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

Allowing the policy to lapse with a loan outstanding may have significant tax consequences; please consult with a qualified tax adviser.

Policies Issued in Connection with TSA Plans

The Policies issued before September 24, 2007 may be held in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Under the provisions of Section 403(b) of the Code, payments made for annuity contracts purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rule applicable under Section 403(b). The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance policy will not result in current taxation of the premium payments for the life insurance policy, except for the current cost of the life insurance protection.

A policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to an additional 10% tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the policy. However, if a policy loan does not comply with the requirements of Code Section 72(p), the policyowner's TSA plan may become disqualified and policy values may be includible in current income.

WHAT ARE MODIFIED ENDOWMENT CONTRACTS AND HOW ARE THEY TAXED?

Distributions from life insurance policies that are modified endowment contracts receive less favorable tax treatment than distributions from life insurance policies that are not modified endowment contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay test" of Section 7702A. In addition, a policy is treated as a modified endowment contract if it is received in exchange for a modified endowment contract in a tax-free transaction. The policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years (or within seven years of a "material change" in the policy) exceed the sum of the net level premiums that would have been paid, had the policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced during the first seven policy years (or within 7 years of a "material change" in the policy) during the life of the policy, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced Face Amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums generally are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. Please consult your tax adviser.

All modified endowment contracts that are issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policyowner's income when a taxable distribution occurs.

If the policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the policy will be taxed on an "income-first" basis. Most distributions received by the policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the policy Value) will be includible in gross income to the extent that the cash surrender value of the policy exceeds the policyowner's investment in the policy. Any additional amounts will be treated as a return of capital to the extent of the policyowner's basis in the policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Currently, each policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the policy does not satisfy the seven-pay test due to a premium payment, the Company will notify the policyowner of the option of requesting a refund of the excess premium and earnings thereon. The refund process must be completed within 60 days after the policy anniversary, or the policy will be classified permanently as a modified endowment contract.

ARE POLICY DISTRIBUTIONS SUBJECT TO WITHHOLDING?

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

ARE LIFE INSURANCE POLICIES PURCHASED BY RESIDENTS OF PUERTO RICO SUBJECT TO UNITED STATES FEDERAL INCOME TAX?

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

ARE LIFE INSURANCE POLICIES PURCHASED BY NON-RESIDENT ALIENS AND FOREIGN CORPORATIONS SUBJECT TO UNITED STATES FEDERAL INCOME TAX?

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. policyowners that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

ARE THERE TAX IMPLICATIONS FOR NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES?

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. Your rights under this policy are different than those described by the IRS in rulings in which it found that policyowners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. While we believe that the policy does not give policyowners investment control over Separate Account assets, these differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be currently includible in your gross income. Under the circumstances, we reserve the right to modify the policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the policy will be successful.

CAN CHANGES IN TAX LAW AFFECT THE POLICY?

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

OTHER INFORMATION

ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

Policyowner

The policyowner is the Insured unless another policyowner has been named in the application for the policy. The policyowner generally is entitled to exercise all rights under the policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

Beneficiary

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the policy, the Beneficiary has no rights in the policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the policyowner (or the policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless otherwise requested.

Incontestability

The Company will not contest the validity of the policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

Suicide

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

Age and Sex

If the Insured's Age or sex as stated in the application for the policy is not correct, benefits under the policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

Assignment

To the extent required by state law, the policyowner may assign the policy as collateral or make an absolute assignment of the policy. All rights under the policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Service Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release. If this policy is a modified endowment contract, a collateral assignment may have tax consequences, see Federal Tax Considerations.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a policy loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of policy loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Fund shares held by each Sub-Account in accordance with instructions received from policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a policyowner has the right to instruct will be determined by the Company as of the record date established for the Fund. This number is determined by dividing each policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory policy for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to policyowners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions (such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement) will be sent to you promptly. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Funds as required by the 1940 Act.

An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.

ARE THERE BUSINESS CONTINUITY RISKS?

The continuing spread of the Coronavirus could have a material adverse impact on the global economy, and could have a material adverse effect on the liquidity, financial condition and operating results of the Commonwealth Annuity and Life Insurance Company, and our parent companies, The Global Atlantic Financial Group LLC and KKR & Co. Inc.

In particular, increased market volatility and changes in interest rates, credit spreads and asset prices due to the Coronavirus pandemic could have an adverse impact on the Company's investment portfolio. The pandemic may impact mortality, morbidity and policyowner behavior in unexpected ways, including with respect to annuities. In addition, the operations of the Company in certain jurisdictions could be adversely impacted, including through quarantine measures and travel restrictions imposed in particular on key personnel of the Company, and any related health issues of such personnel. In addition, the Company's operations could be disrupted if any key personnel members contract the Coronavirus and/or any other infectious disease. Similar consequences may arise with respect to other comparable infectious diseases.

ARE THERE CYBER SECURITY RISKS?

We are exposed to risks related to natural and man-made disasters and catastrophes, diseases, epidemics, pandemics, malicious acts, war, cyber-attacks, terrorist acts and climate change, which could adversely affect our operations and results.

While we have obtained insurance, implemented risk management and contingency plans, and taken preventive measures and other precautions, no assurance can be given that there are not scenarios that could have an adverse effect on our operations and results. A natural or man-made disaster or catastrophe, including a severe weather or geological event such as a storm, tornado, fire, flood or earthquake, disease, epidemic, pandemic (such as COVID-19), malicious act, cyber-attack, terrorist act, or the occurrence of climate change, could cause our workforce, or that of our third-party administrators, to be unable to engage in operations at one or more of our facilities or result in short- or long-term interruptions in our business operations, any of which could be material to our operating results for a particular period.

Certain of these events could also adversely affect our investment portfolio and have a significant negative impact on our operations and results. In addition, claims arising from the occurrence of such events or conditions could have a material adverse effect on our business, results of operations and financial condition. Such events or conditions could also have an adverse effect on lapses and surrenders of existing policies, as well as sales of new policies. In addition, such events or conditions could result in significant physical damage and destruction to, and a decrease or halt in economic activity in, large geographic areas, adversely affecting our business within such geographic areas and/or the general economic climate. Such events or conditions could also have a significant impact on our investments, for example by damaging or destroying physical assets in which we invest or impacting the financial performance of loans or securities collateralized by loans. Such events or conditions could also result in additional regulation or restrictions on the conduct of our business. The possible macroeconomic effects of such events or conditions could also adversely affect our investments, as well as many other aspects of our business, financial condition and results of operations. Our risk management efforts, insurance and other precautionary plans and activities may not adequately predict or offset the impact of such events on our business, results of operations and financial condition.

A breach of information security or other unauthorized data access or failure to protect the confidentiality of client information could have an adverse impact on our business and reputation.

In the ordinary course of business, we collect, process, transmit and store large quantities of personal financial and health information and other confidential and sensitive data about our customers, as well as proprietary business information, collectively referred to herein as "Sensitive Information." The secure processing, storage, maintenance and transmission of Sensitive Information are vital to our operations and business strategy. Our business depends on our customers' willingness to entrust us with their personal information and any failure, interruption or breach in security could result in disruptions to our critical systems and adversely affect our customer relationships. Cyber-incidents can result from deliberate attacks or unintentional events. These incidents can include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or Sensitive Information, corrupting data or causing operational disruption.

Although we take reasonable efforts to protect Sensitive Information, including the implementation of internal processes and technological defenses that are preventative or detective and other controls we believe to be commercially reasonable to provide multiple layers of security, Sensitive Information that we maintain may be vulnerable to attacks by computer hackers, to physical theft by other third-party criminals, or to other compromise due to employee error or malfeasance. Attacks may include both sophisticated cyber-attacks perpetrated by organized crime groups, "hacktivists" or state-sponsored groups as well as nontechnical attacks ranging from sophisticated social engineering to simple extortion, ransomware or threats, which can lead to unauthorized access, disclosure, disruption or further attacks. We have incurred costs and may incur significant additional costs in order to implement the security measures we feel are appropriate to protect our information security systems. Administrative and technical controls and other preventive actions taken to reduce the risk of cyber-incidents and protect our information technology may be insufficient to prevent physical and electronic break-ins, cyber-attacks or other security breaches to such computer systems. Such events may expose us to civil and criminal liability, regulatory action or theft of Company or customer funds; harm our reputation among customers; deter people from purchasing our products; cause system interruptions; require significant technical, legal and other remediation expenses; or otherwise have a material adverse impact on our business, results of operations and financial condition.

Third parties to whom we outsource certain functions and vendors with whom we partner are also subject to the risks outlined above. The maintenance and implementation of information security systems at such third parties is not within our control, and if such a third party suffers a breach of information security involving our Sensitive Information, such breach may result in us incurring substantial costs and other negative consequences, and could have a material adverse effect on our business, results of operations and financial condition.

Losses or interruptions due to system failures or physical locations being unavailable to conduct business could have an adverse impact on our business and reputation.

Network, utility, telecommunications, business systems, hardware or software failures due to a computer virus or cyber-attack, such as a distributed denial of service attack, could prevent us from conducting our business for a sustained period of time. In addition, our employees or agents could fail to monitor and implement enhancements or other modifications to a system in a timely and effective manner, or such employees or agents could fail to complete all necessary data reconciliation or other conversion controls when implementing a new software system or modifications to an existing system. Our facilities could be inaccessible due to a disaster, natural or man-made catastrophe (including a major earthquake, blizzard or hurricane, or another catastrophic event such as an epidemic or pandemic (including the COVID-19 pandemic)), blackout, terrorist attack, cyber-attack, geo-political event, war or other events beyond our control. Even if our employees are able to report to work, they may be unable to perform their duties for an extended period of time if our or Global Atlantic Financial Group Limited's data or systems are disabled or destroyed. In addition, our third-party administrators face the same risks, which could result in an inability to service our products. We could be adversely impacted by any disruption of our ability to conduct business. Due to the COVID-19 pandemic, we are reliant on the ability of our employees and business partners, to work remotely and connect toour systems from numerous locations, which increases the chances of disruptions and increases security risks. As a result of such risks, our ability to maintain, improve and continue to develop our operational processes and information technology systems will be crucial to the success of our business. Our business also depends on our ability to work with our business partners to meet industry and customer demands, including with respect to cybersecurity and privacy. Our failure or inability to do so may cause reputational harm and could have a material impact on our business, financial condition and results of operations. In addition, our ability to store, retrieve and safeguard valuable data, including maintaining security, confidentiality or privacy of sensitive data such as personal or identifying information of its customers or partners, and its ability to conduct computer-based data processing or transmissions could be compromised, which could have a material adverse effect on our ability to conduct business and on its results of operations and financial condition.

In addition, we are dependent on third parties and their information technology and other operational systems for processing certain policyowner data and data for our investment portfolio, including for the provision of information that enables us to complete our GAAP and statutory financial statements. These third parties could experience a failure of one of these systems, their employees or agents could fail to monitor and implement enhancements or other modifications to a system in a timely and effective manner, or their employees or agents could fail to complete all necessary data reconciliation or other conversion controls when implementing a new software system or modifications to an existing system. Should their systems fail to accurately record information pertaining to our policyowner or investment portfolio, we may inadvertently include inaccurate information in our financial statements and experience a lapse in our internal control over financial reporting. The failure of any one of these systems for any reason, or errors made by the employees or agents of any third party service provider, could in each case cause significant interruptions to such third-party service provider's operations, which could adversely affect our internal control over financial reporting or have a material adverse effect on our business, financial condition and results of operations.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?

There continues to be significant federal and state regulatory activity relating to financial services companies. We are subject to various legal proceedings and claims incidental to or arising in the ordinary course of our business. In the future, we may be subject to additional lawsuits, arbitration proceedings and/or regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of our known legal proceedings or claims to result in a material adverse effect on the Company or its Separate Account. Nonetheless, given the indeterminate amounts sought in certain of these proceedings, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows.

MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to close Sub-accounts to new investments or transfers, and to make substitutions for the shares of a fund that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Fund are no longer available for investment or if in the

Company's judgment further investment in any Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a policy interest in a Sub-Account without notice to the policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the policy to reflect the substitution or change, and will notify policyowners of all such changes. If the Company deems it to be in the best interest of policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE ACCOUNT?

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the policy. They should not be considered as a bearing on the investment performance of the assets held in the Separate Account.

THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

General Description

The General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors.

Any amounts allocated to the General Account or amounts that we guarantee in excess of your policy Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees.

A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the General Account with interest at an effective annual rate of at least 4%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

General Account Values and Policy Loans

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each policyowner's policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, at its sole discretion, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Service Office, however, is guaranteed on that premium for one year, unless the policy Value associated with the premium becomes security for a policy loan. After such initial one-year guarantee of interest on net premium, any interest credited on the policy's accumulated value in the general account in excess of the guaranteed minimum rate per year will be determined in the sole discretion of the Company. The policyowner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the policy Value which is equal to the Debt. Such policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the policy Value in the General Account will be the amount of the Net Premiums allocated or the policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the policy Value in the General Account.

GLOSSARY OF SPECIAL TERMS

Accumulation Unit: a measure of your interest in a Sub-Account.

Age: the Insured's age as of the nearest birthday measured from a policy anniversary.

Beneficiary: the person(s) designated by the policyowner to receive the insurance proceeds upon the death of the Insured.

Company: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to Commonwealth Annuity and Life Insurance Company.

Date of Issue: the date set forth in the policy used to determine the Monthly Payment Date, policy months, policy years, and policy anniversaries.

Death Proceeds: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the policy, unless the optional Guaranteed Death Benefit Rider is in effect. If the rider is in effect, the Death Proceeds will be greater of (a) the Face Amount as of the Final Premium Payment Date or (b) the policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company.

Debt: all unpaid policy loans plus interest due or accrued on such loans.

Delivery Receipt: an acknowledgment, signed by the policyowner and returned to the Company's Service Office, that the policyowner has received the policy and the Notice of Withdrawal Rights.

Evidence of Insurability: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

Face Amount: the amount of insurance coverage applied for; the Face Amount of each policy is set forth in the specification pages of the policy.

Final Premium Payment Date: the policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the policy, unless the optional Guaranteed Death Benefit Rider is in effect. The Net Death Benefit may be different before and after the Final Payment Date. See THE DEATH BENEFIT.

Fund: Each Fund option (or Sub-Account) invests in the shares of a single underlying mutual fund. We refer to that underlying mutual fund as a "Fund."

General Account: all the assets of the Company other than those held in a separate account.

Guideline Annual Premium: the annual amount of premium that would be payable through the Final Premium Payment Date of a policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the policy and any policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

Guideline Minimum Sum Insured: the Guideline Minimum Sum Insured required to qualify the policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the policy Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE under THE DEATH BENEFIT, WHAT ARE THE SUM INSURED OPTIONS?

Insurance Amount at Risk: the Sum Insured less the policy Value.

Loan Value: the maximum amount that may be borrowed under the policy.

Minimum Monthly Factor: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the policy. If, in the first 48 policy months following Date of Issue or the effective date of an increase in the Face Amount or of a policy Change which causes a change in the Minimum Monthly Factor:

•  You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the policy, increase in Face Amount or policy Change has been in force, and

•  Debt does not exceed policy Value less surrender charges, then

•  the policy is guaranteed not to lapse during that period.

Except for the 48 policy month periods, making monthly payments at least equal to the Minimum Monthly Factor does not guarantee that the policy will remain in force.

Monthly Deduction: charges deducted monthly from the policy Value of a policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

Monthly Payment Date: the date on which the Monthly Deduction is deducted from the policy Value.

Net Premium: an amount equal to the premium less a tax expense charge.

Policy Change: any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option.

Policy Value: the total amount available for investment under a policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that policy.

Policyowner: the person, persons or entity entitled to exercise the rights and privileges under the policy.

Premium Class: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the policy in force.

Principal Office: the Company's office, located at 20 Guest Street, Brighton, MA 02135.

Pro-Rata Allocation: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the policy Value will be allocated. If you do not, the Company will allocate the deduction or policy Value among the General Account and the Sub-Accounts in the same proportion that the policy Value in the General Account (less Debt) and the policy Value in each Sub-Account bear to the total policy Value on the date of deduction or allocation.

Separate Account: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other policy liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct. In this prospectus, Separate Account refers to the VEL II Account of Commonwealth Annuity and Life Insurance Company.

Service Office: Se2, LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se2") provide administrative, accounting, and other services to the Company. The principal administrative offices of se2 are located at One Security Benefit Place, Topeka, Kansas, 66636, Telephone 1-800-533-7881.

Sub-Account: a division of a Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund. We also refer to the Sub-Account as "Fund options."

Sum Insured: the amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

Surrender Value: the amount payable upon a full surrender of the policy. It is the policy Value less any Debt and applicable surrender charges.

Valuation Date: a day on which the net asset value of the shares of any of the Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a policy is received) when there is a sufficient degree of trading in an Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

VEL II Account: a separate account of the Company.

Written Request: a request in writing, by the policyowner, satisfactory to the Company.

You or Your: the policyowner, as shown in the application or the latest change filed with the Company.

APPENDIX A: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at cwannuity.se2.com/#205. You can also request this information at no cost by calling 1-800-533-7881 or emailing us at annuityservicecenter@gafg.com.

The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund's past performance is not necessarily an indication of future performance.

			Average Annual Total Returns (as of Dec. 31, 2021)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund — Series I Advised by Invesco Advisers, Inc.	0.97%	12.30%	14.76%	13.97%
Seeks to provide total return.	Global Atlantic BlackRock Allocation Portfolio — Class I Advised by Global Atlantic Investment Advisors, LLC Sub-advised by BlackRock Investment Management, LLC	0.49%	11.33%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Core Portfolio — Class I Advised by Global Atlantic Investment Advisors, LLC Sub-advised by BlackRock Investment Management, LLC	0.49%	28.67%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Growth Portfolio — Class II(1) Advised by Global Atlantic Investment Advisors, LLC Sub-advised by BlackRock Investment Management, LLC	0.73%	27.29%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined International Core Portfolio — Class I(1) Advised by Global Atlantic Investment Advisors, LLC Sub-advised by BlackRock Investment Management, LLC	0.79%	8.67%	—	—

			Average Annual Total Returns (as of Dec. 31, 2021)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio — Class II Advised by Global Atlantic Investment Advisors, LLC Sub-advised by BlackRock Investment Management, LLC	0.90%	13.96%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Value Portfolio — Class I Advised by Global Atlantic Investment Advisors, LLC Sub-advised by BlackRock Investment Management, LLC	0.55%	26.58%	—
Seeks to provide total return.	Global Atlantic BlackRock High Yield Portfolio — Class I Advised by Global Atlantic Investment Advisors, LLC Sub-advised by BlackRock Investment Management, LLC	0.61%	4.00%	—	—
Seeks to provide total return consisting of capital appreciation and income.	Global Atlantic Goldman Sachs Core Fixed Income Portfolio — Class I Advised by Global Atlantic Investment Advisors, LLC Sub-advised by Goldman Sachs Asset Management, L.P.	0.46%	-1.98%	—	—
Seeks to achieve investment results that correspond to the aggregate price and yield performance of the benchmark index that measures the investment returns of large capitalization stocks.	Goldman Sachs Equity Index Fund — Service Shares(1) Advised by Goldman Sachs Asset Management, L.P. Sub-advised by SSgA Funds Management Inc.	0.48%	28.20%	17.93%	16.03%

			Average Annual Total Returns (as of Dec. 31, 2021)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund — Service Shares(1) Advised by Goldman Sachs Asset Management, L.P.	0.43%	0.01%	0.82%	0.42%

(1)  This Fund's annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

The Statement of Additional Information ("SAI") contains additional information about the policy, us, and the Separate Account, including financial statements. The SAI is dated the same as the prospectus, and the SAI is incorporated by reference into this prospectus.

You may request a free copy of the SAI or submit inquiries by:

•  Mailing: Commonwealth Annuity and Life Insurance Company
PO Box 758554
Topeka, Kansas 66675

•  Calling: 1-800-533-7881

If you own a policy and would like to request a personalized illustration of death benefits, cash surrender values and cash values, you may call toll free at the number above.

You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000026444

VEL II ACCOUNT

OF

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated May 2, 2022 (“the Prospectus”) for VEL II (93), the individual flexible payment variable life insurance policies funded by the VEL II Account of Commonwealth Annuity and Life Insurance Company. The Prospectus may be obtained from Client Services, Commonwealth Annuity and Life Insurance Company, P.O. Box 758554, Topeka, KS 66675, Telephone 1-800-533-7881.

Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus.

DATED May 2, 2022

TABLE OF CONTENTS

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY AND ADDITIONAL RISK INFORMATION	3

GENERAL INFORMATION AND HISTORY	3

SERVICES	4

SERVICE PROVIDERS	4

OTHER SERVICE ARRANGEMENTS	4

UNDERWRITERS AND DISTRIBUTION	5

MORE INFORMATION ABOUT DEATH BENEFITS	5

GUIDELINE MINIMUM SUM INSURED	5

DEATH PROCEEDS	6

EXAMPLES OF SUM INSURED OPTIONS	6

CHANGING BETWEEN SUM INSURED OPTIONS	7

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS	8

WAIVER OR REDUCTION OF CHARGES	8

CALCULATION OF MAXIMUM SURRENDER CHARGES	8

EXPERTS	12

FINANCIAL STATEMENTS	12

FINANCIAL STATEMENTS FOR COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY AND THE VEL II SEPARATE ACCOUNT	F-1

2

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY AND ADDITIONAL RISK INFORMATION

Money Market Fund Sub-Account Delay of Payment Risk. If, pursuant to SEC rules, a Fund that is a money market fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, full surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated.

Mixed and Shared Funding Risk. Shares of the Funds are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts (“mixed funding”). Shares of the Funds also are issued to other unaffiliated insurance companies (“shared funding”). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life policyowners or variable annuity contract owners.

Although the Company and the Funds currently do not foresee any such disadvantages to either variable life insurance policyowners or variable annuity contract owners, the Company and the respective Trustees of the Funds intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken.

GENERAL INFORMATION AND HISTORY

The principal office (the “Principal Office”) of Commonwealth Annuity and Life Insurance Company (the “Company”) is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400.  The Company is a life insurance company originally organized under the laws of Delaware in July 1974, and re-domiciled to Massachusetts effective December 31, 2002.   Originally known as American Variable Annuity Life Assurance Company, the Company changed its name to SMA Life Assurance Company in 1982, and then changed its name to Allmerica Financial Life Insurance and Annuity Company in 1995.  Effective September 1, 2006 the Company adopted its present name.

Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company (“GAFC”), which is a wholly owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFGL”). Prior to February 1, 2021, GAFG was approximately 21% owned by The Goldman Sachs Group, Inc. (“Goldman Sachs”) and approximately 79% owned by third party investors, individuals and employees, none of whom owned more than 9.9%. On February 1, 2021, KKR & Co. Inc. acquired Global Atlantic. The Company became an indirect majority- owned subsidiary of KKR & Co. Inc. Global Atlantic (Fin) Company (“GAFC”), a Delaware corporation, owns 100% of the Company. GAFC is a direct, wholly owned subsidiary of Global Atlantic Financial Limited, which in turn is a direct wholly owned subsidiary of Global Atlantic Financial Group Limited (“GAFGL”). GAFGL is a direct wholly owned subsidiary of The Global Atlantic Financial Group LLC, which is majority-owned by KKR Magnolia Holdings LLC, which in turn is a subsidiary of KKR & Co. Inc.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The VEL II Account of Commonwealth Annuity and Life Insurance Company (the “Variable Account”) is a separate investment account established on February 2, 1993. It meets the definition of “separate account” under

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federal securities laws, and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Companies. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

SERVICES

SERVICE PROVIDERS

Custodian of Securities. Commonwealth Annuity serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company’s ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

Independent Registered Public Accounting Firm. The independent registered public accounting firm for the Separate Account is Deloitte & Touche LLP, 200 Berkeley Street, 10th Floor, Boston, MA 02116.

Mail Room and Administrative Services. Commonwealth Annuity has retained se2, LLC, an affiliate of Security Distributors, Inc., to provide administrative, accounting, mail room and lockbox services and other services to the Company. The principal administrative offices of se2, LLC are located at One Security Benefit, Topeka, Kansas.

We have entered into an administrative services agreement with Se2, LLC (Se2), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing as well as customer service call handling for all calls from both registered representatives and Contract Owners. Pursuant to the administrative services agreement, we pay Se2 a monthly fee for each inforce contract.

OTHER SERVICE ARRANGEMENTS

Certain Payments We Receive With Regard to the Funds. We and our principal underwriter, Global Atlantic Distributors LLC, (the “Distributor”) may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Funds’ service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.22%, and as of the date of this prospectus, we are receiving payments from each Fund’s service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.00% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Fund’s average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

A Fund’s service provider may provide us (or our affiliates) and/or broker-dealers that sell the Contracts (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

4

We and/or Global Atlantic also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds’ service providers with regard to other variable insurance products we or our affiliates may issue or administer.

UNDERWRITERS AND DISTRIBUTION

Global Atlantic Distributors LLC, a Delaware company located at One Financial Plaza, 755 Main Street, 24 Floor, Hartford, CT 06103 (“Distributor”) is principal underwriter for the Contracts. Distributor is a corporation organized and existing under the laws of the state of Delaware, and is a majority-owned subsidiary of KKR & Co. Inc. Distributor is a registered broker-dealer with the SEC, and a member of the Financial Industry Regulatory Authority (“FINRA”). The Company has effectively ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs.

The Company pays commissions to registered representatives who sold the policy based on a commission schedule. After issue of the policy or an increase in the Face Amount, commissions generally equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will not exceed 5.3% of any additional premiums. However, we may pay higher amounts under certain circumstances.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to policyowners or to the Separate Account. Any surrender charge assessed on a policy will be retained by the Company except for amounts it may pay to the Underwriter for services it performs and expenses it may incur as principal underwriter and general distributor.

The aggregate amounts of commissions paid to Distributor for the years 2019, 2020 and 2021 were $50,698.63, $53,223.65, and $52,557.48, respectively. No commissions were retained by Distributor for sales of all contracts funded by the VEL II Account (including contracts not described in the Prospectus) for the years 2019, 2020 and 2021.

MORE INFORMATION ABOUT DEATH BENEFITS

GUIDELINE MINIMUM SUM INSURED

To remain qualified as “life insurance” for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

The policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

AGE OF INSURED ON DATE OF DEATH	PERCENTAGE OF POLICY VALUE
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
80	105%
85	105%
90	105%
95 and above	100%

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For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid).

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

DEATH PROCEEDS

As long as the policy remains in force, upon due proof of the Insured’s death, the Company will pay the Death Proceeds of the policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured’s death, but the Company may delay payments under certain circumstances. The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the policy. Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

•                                          the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

•                                          any additional insurance on the Insured’s life that is provided by rider; minus

•                                          any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured’s death for Option 2 and on the date of the Insured’s death for Option 1.

EXAMPLES OF SUM INSURED OPTIONS

For the purposes of the following examples, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Example of Option 1

Under Option 1, the Face Amount of the policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the policy.

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For example, a policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured’s Age increases. If the Insured’s Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

Example of Option 2

Under Option 2, the Sum Insured is generally equal to the Face Amount of the policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

•                                          the Face Amount plus Policy Value; or

•                                          the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured’s Age increases. If the Insured’s Age in the above example were 50, the Sum Insured must be at least 1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the policy would change the Sum Insured by $1.85.

CHANGING BETWEEN SUM INSURED OPTIONS

Generally, the Sum Insured Option in effect may be changed once each policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The

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effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

Change from Option 1 to Option 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option.

Change from Option 2 to Option 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the policyowner.

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

WAIVER OR REDUCTION OF CHARGES

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

All employees of First Allmerica Financial Life Insurance Company and its affiliates and subsidiaries located at First Allmerica’s home office (or at off-site locations if such employees are on First Allmerica’s home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies’ Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase, as applicable:

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APPLICABLE AGE	MAXIMUM GAPS	APPLICABLE AGE	MAXIMUM GAPS
0-55	1.660714	68	1.290612
56	1.632245	69	1.262143
57	1.603776	70	1.233673
58	1.575306	71	1.205204
59	1.546837	72	1.176735
60	1.518367	73	1.148265
61	1.489898	74	1.119796
62	1.461429	75	1.091327
63	1.432959	76	1.062857
64	1.404490	77	1.034388
65	1.376020	78	1.005918
66	1.347551	79	0.977449
67	1.319082	80	0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the policy and upon each increase in the Face Amount are shown in the table below. During the first two policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS – “Surrender Charge.”

The maximum surrender charge initially remains level and then grades down according to the following schedule:

AGES

0-50

The maximum surrender charge remains level for the first 40 policy months, reduces by 0.5% for the next 80 policy months, then decreases by 1% per month to zero at the end of 180 policy months (15 policy years).

51 and above	The maximum surrender charge remains level for 40 policy months and decreases per month by above the percentages below:

Age 51 – 0.78% per month for 128 months

Age 52 – 0.86% per month for 116 months

Age 53 – 0.96% per month for 104 months

Age 54 – 1.09% per month for 92 months

Age 55 and over – 1.25% per month for 80 months

The factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below:

Maximum Surrender Charge Per $1,000 Face Amount

AGE AT
ISSUE OR	MALE	MALE	FEMALE	FEMALE
INCREASE	NONSMOKER	SMOKER	NONSMOKER	SMOKER
0		8.63		7.68
1		8.63		7.70
2		8.78		7.81
3		8.94		7.93
4		9.10		8.05
5		9.27		8.18
6		9.46		8.32
7		9.65		8.47
8		9.86		8.62
9		10.08		8.78
10		10.31		8.95
11		10.55		9.13
12		10.81		9.32
13		11.07		9.51
14		11.34		9.71
15		11.62		9.92
16		11.89		10.14
17		12.16		10.36
18	10.65	12.44	9.73	10.59
19	10.87	12.73	9.93	10.83
20	11.10	13.02	10.15	11.09
21	11.34	13.33	10.37	11.35
22	11.59	13.66	10.60	11.63
23	11.85	14.01	10.85	11.92
24	12.14	14.38	11.10	12.22
25	12.44	14.77	11.37	12.54
26	12.75	15.19	11.66	12.88
27	13.09	15.64	11.95	13.23
28	13.45	16.11	12.26	13.60

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AGE AT
ISSUE OR	MALE	MALE	FEMALE	FEMALE
INCREASE	NONSMOKER	SMOKER	NONSMOKER	SMOKER
29	13.83	16.62	12.59	13.99
30	14.23	17.15	12.93	14.40
31	14.66	17.72	13.29	14.83
32	15.10	18.32	13.67	15.28
33	15.58	18.96	14.07	15.75
34	16.08	19.63	14.49	16.25
35	16.60	20.35	14.93	16.77
36	17.16	21.10	15.39	17.33
37	17.75	21.89	15.88	17.91
38	18.37	22.73	16.39	18.51
39	19.02	23.55	16.93	19.15
40	19.71	24.28	17.50	19.81
41	20.44	25.04	18.09	20.51
42	21.20	25.85	18.71	21.23
43	22.02	26.71	19.36	21.98
44	22.87	27.61	20.04	22.77
45	23.61	28.56	20.76	23.56
46	24.36	29.57	21.52	24.23
47	25.15	30.63	22.33	24.94
48	26.00	31.16	23.14	24.69
49	26.90	32.95	23.83	26.47
50	27.85	34.21	24.57	27.31
51	28.87	35.56	25.35	28.18
52	29.96	36.99	26.17	29.11
53	31.12	38.25	27.05	30.09
54	32.56	38.25	27.95	31.12
55	33.67	38.25	28.97	32.21
56	34.62	38.25	29.65	32.94
57	35.61	38.25	30.36	33.70
58	36.65	38.25	31.11	34.49
59	37.73	38.25	32.74	36.23
60	38.25	38.25	32.74	36.23
61	38.25	38.25	33.63	37.18
62	38.25	38.25	34.57	38.18
63	38.25	38.25	35.56	38.25
64	38.25	38.25	36.60	38.25
65	38.25	38.25	37.68	38.25
66	38.25	38.25	38.25	38.25
67	38.25	38.25	38.25	38.25
68	38.25	38.25	38.25	38.25
69	38.25	38.25	38.25	38.25
70	38.25	38.25	38.25	38.25
71	38.25	38.25	38.25	38.25
72	38.25	38.25	38.25	38.25
73	38.25	38.25	38.25	38.25
74	38.25	38.25	38.25	38.25
75	38.25	38.25	38.25	38.25
76	38.25	38.25	38.25	38.25
77	38.25	38.25	38.25	38.25
78	38.25	38.25	38.25	38.25
79	38.25	38.25	38.25	38.25
80	38.25	38.25	38.25	38.25

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Examples. For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 policy. In this example the Guideline Annual Premium (“GAP”) equals $1,118.22. His maximum surrender charge is calculated as follows:

(a)	Deferred administrative charge ($8.50/$1,000 of Face Amount)	$850.00

(b)	Deferred sales charge (49% X 1.660714 GAPs)	$909.95

	TOTAL	$1,759.95

	Maximum surrender charge per Table (16.60 X 100)	$1,660.00

During the first two policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(a)	Deferred administrative charge ($8.50/$1,000 of Face Amount)	$850.00

(b)	Deferred sales charge	Varies
	(not to exceed 29% of Premiums received, up to one GAP, plus 9% of premiums received in excess of one GAP, but less than the maximum number of GAPs subject to the deferred sales charge)

		Sum of (a) and (b)

The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

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Example 1:

Assume the policyowner surrenders the policy in the tenth policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

Example 2:

Assume the policyowner surrenders the policy in the 120th policy month. After the 40th policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example.) In this example, the maximum surrender charge would be $996.

The Surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, policy administration and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

EXPERTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements comprising each of the Subaccounts of VEL II Account of Commonwealth Annuity and Life Insurance Company as of December 31, 2021 and for the year then ended, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

INDEPENDENT AUDITOR

The statutory-basis financial statements and supplemental schedules of Commonwealth Annuity and Life Insurance Company as of December 31, 2021 and for the year then ended, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements and supplemental schedules are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The statutory financial statements and supplemental schedules of Commonwealth Annuity and Life Insurance Company and the financial statements of VEL II Account of Commonwealth Annuity and Life Insurance Company as of December 31, 2021 and for the period then ended were filed on April 21, 2022 on N-VPFS, and are incorporated by reference herein.

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PART C: OTHER INFORMATION

ITEM 30. EXHIBITS

(A) BOARD OF DIRECTORS RESOLUTION.

Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account was previously filed on February 13, 1998 in Post-Effective Amendment No. 10 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(B) CUSTODIAN AGREEMENTS.

Not applicable.

(C) UNDERWRITING CONTRACTS.

(1)

Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(2) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(3) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(4)

Underwriting and Administrative Services Agreement between Commonwealth Annuity and Life Insurance Company, Forethought Distributors, LLC and Global Atlantic Finanical Company was filed on April 24, 2017 in Post-Effective Amendment No. 12 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

(4)(a)

Consolidated Underwriting and Administrative Service Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(5)

Form of Selling Agreement by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and the “Broker-Dealer” was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 to Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(6)

Service Agreement dated March 13, 2012 by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, se2, Inc. and Security Distributors, Inc. was previously filed on April 25, 2012  in Post-Effective Amendment No. 30 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(7)

Shared Service Agreement dated August 5, 2010 by and  between Commonwealth Annuity and Life Insurance Company and Epoch Securities was filed on April 25, 2013  in Post-Effective Amendment No. 34  to Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein.

(8)

Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth Annuity and Life Insurance Company was filed on April 29, 2015 in Post-Effective Amendment No. 31 to Registration Statement 033-57792/811-07466 on Form N-6, and is incorporated by reference herein.

(D) POLICY.

(1)	Policy and Initial Policy endorsements were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein.

(2)

Paid-Up Life Insurance Option Endorsement was previously filed on February 27, 1997 in Post-Effective Amendment No. 8 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(3)	Preferred Loan Endorsement was previously filed on February 27, 1997 in Post-Effective Amendment No. 8 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(4)

403(b) Life Insurance Policy Endorsement was previously filed on February 27, 1997  in Post-Effective Amendment No. 8 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(5)	Guaranteed Death Benefit Rider was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(E) APPLICATION.

(1)	Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(F) DEPOSITOR’S CERTIFICATE OF INCORPORATION AND BYLAWS.

(1)

Articles of Organization and Bylaws, as amended, of the Company, effective as of September 1, 2006 were previously filed on February 28, 2007 in Post-Effective Amendment No. 23 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein.

Bylaws, as amended of the Company, effective as of December 30, 2005 were previously filed on April 28, 2006 in Post-Effective Amendment No. 22 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein.

Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 of this Registration Statement on Form S-6, and are incorporated by reference herein.

(G) REINSURANCE CONTRACTS.

(1)

Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(2)

Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(3)

Reinsurance contract dated January 1, 1995 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(4)

Reinsurance contract dated January 1, 1994 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(5)

Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(6)

Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(7)

Reinsurance contract dated February 26, 1991 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(8)

Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(9)

Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed in on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(10)

Reinsurance contract dated July 1, 1986 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(11)

Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(12)

Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(13)

Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-07466, and is incorporated by reference herein.

(H) PARTICIPATION AGREEMENTS.

(1)

Amendment dated April 12, 2011 to the Amended and Restated Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2012  in Post-Effective Amendment No. 29 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

Amendment No. 3 dated February 11, 2011,  Fund/SERV and Networking Supplement dated August 12, 2008, Amendment dated May 1, 2011 to the Amended and Restated Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co., and Commonwealth Annuity and Life Insurance Company were previously filed on April 29, 2011 in Post-Effective Amendment No. 28 of Registration No. 33-57792/811-7466 on Form N-6, and are incorporated by reference herein.

Amendment No. 1 to the Amended and Restated Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration No. 33-57792/811-7466 on Form S-6, and is incorporated by reference herein.

Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity And Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(2)

Amendment 2 dated April 30, 2010 and Amendment No. 1 dated February 21, 2008 to the Amended and Restated AIM Participation Agreement was previously filed on April 28, 2011 in Post-Effective Amendment No. 32 of Registration Statement No. 33-39702/811-06293, and is incorporated by reference herein.

Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. And Commonwealth Annuity And Life Insurance Company dated July 31, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(3)

Participation Agreement dated October 19, 2017 by and between Commonwealth Annuity and Life Insurance Company, Forethought Variable Insurance Trust, Northern Lights Distributor, LLC, and Global Atlantic Investment Advisors, LLC was filed on April 26, 2018 in Post-Effective No. 39 (033-39702/811-06293) on Form N-4 and is incorporated by reference herein.

(3)(i)

Amendment 1 to Participation Agreement dated January 1, 2019 by and between Commonwealth Annuity and Life Insurance Company, Forethought Variable Insurance Trust, Northern Lights Distributor, LLC, and Global Atlantic Investment Advisors, LLC as filed herewith.

(3)(ii)

Amendment 2 to Participation Agreement dated August 20, 2021 by and between Commonwealth Annuity and Life Insurance Company, Forethought Variable Insurance Trust, Northern Lights Distributor, LLC, and Global Atlantic Investment Advisors, LLC as filed herewith.

(I) ADMINISTRATIVE CONTRACTS.

(1)

Work Assignment dated January 2, 2014 by and between Forethought Life Insurance Company, se2, LLC, and Security Distributors, Inc., Work Assignment dated April 1, 2013 by and between se2, Inc., Security Distributors, Inc. and Commonwealth Annuity and Life Insurance Company, and Third Party Administrator Agreement (TPA) between se2, Inc., Security Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated April 1, 2013 were filed on April 16, 2021 in Amendment No. 20 of Registration Statement No. 333-182946 on Form N-4, and are incorporated by reference herein.(1)

(J) OTHER MATERIAL CONTRACTS.

Not Applicable.

(K) LEGAL OPINION.

Legal Opinion of Counsel.

(L) ACTUARIAL OPINION.

Not Applicable. The Registration Statement does not include illustrations.

(M) CALCULATION.

Not Applicable. The Registration Statement does not include illustrations.

(N) OTHER OPINIONS.

(i)	Consents of Deloitte & Touche LLP.
(ii)	Consent of PricewaterhouseCoopers LLP.

(O) OMITTED FINANCIAL STATEMENTS.

Not Applicable. The Financial Statements are included in Part B; Financial Statements for Commonwealth Annuity and Life Insurance Company (the “Company” and “Depositor”) and Financial Statements for the VEL II Account of Commonwealth Annuity and Life Insurance Company.

(P) INITIAL CAPITAL AGREEMENTS.

Not Applicable.

(Q) REDEEMABILITY EXEMPTION.

Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

(R) FORM OF INITIAL SUMMARY PROSPECTUS

Not Applicable. The policy is no longer for sale to new investors.

(S) POWERS OF ATTORNEY

(i)	Power of Attorney for Robert Arena, Jr. filed herewith.
(ii)	Power of Attorney for David Jacoby filed herewith.
(iii)	Power of Attorney for Hanben Kim Lee filed herewith.
(iv)	Power of Attorney for Paula Nelson filed herewith.
(v)	Power of Attorney for Peter John Rugel filed herewith.
(vi)	Power of Attorney for Manu Sareen filed herewith.
(vii)	Power of Attorney for Eric Todd filed herewith.

(1) Portions of this exhibit have been omitted.

ITEM 31.                                           DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

30 Hudson Yards
500 West 33rd Street
New York, NY 10001

*Denotes Board of Directors

(1)         One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103

(2)         20 Guest Street, Brighton, MA 02135

(3)         19 Par-La-Ville Road,  Hamilton HM 11, Bermuda

(4)         One Forethought Center, Batesville, IN  47006

(5)         10 West Market Street, Suite 2300, Indianapolis, IN 46204

(6)         3200 Southwest Freeway, Suite 1300, Houston, TX 77027

(7)         215 10th Street, 11th Floor, Des Moines, IA 50309

NAME	POSITION OR OFFICE WITH DEPOSITOR
Agarwal, Anup	Chief Investment Officer
Arena, Jr., Robert*(1)	Director, Chairman and Co-President, Individual Markets
Bickler, Jason	Managing Director and Chief Distribution Officer
Capalbo , David (2)	Vice President, SEC 38a-1 Chief Compliance Officer and Deputy Anti-Money Laundering Officer
Cox, Marvin (4)	Vice President
Deturck, Gary	Vice President, Assistant General Counsel and Assistant Secretary
Egan, Robert (2)	Senior Vice President and Appointed Actuary
Elmgart, Padma	Chief Technology Officer
Fiengo, Susan (1)	Managing Director
Finkler, Ilya	Managing Director
Freund, Kathryn	Senior Vice President, Associate General Counsel and Secretary
Gordon, Risa	Senior Vice President, Associate General Counsel and Assistant Secretary
Gorski, William	Vice President and Actuary
Grey, Gabrielle (2)	Vice President
Grosso, Jane S. (3)	Senior Vice President and Controller
Hecht, Jonathan	Managing Director
Hendry, Brian M.	Chief Audit Executive
Hoppe, Leah .M (7)	Managing Director
Jacoby, David A.	Chief Financial Officer and Treasurer
Jaworski, Douglas R. (6)	Senior Vice President and Chief Information Security Officer
Kao, Jason (3)	Managing Director
Kimmerling, Kevin M. (4)	Senior Vice President, Associate General Counsel and Assistant Secretary
LaForge, Lori A. (1)	Chief Marketing Officer
Lasick, Donna M. (2)	Senior Vice President
Lau, Victoria	Senior Vice President
Weiss, David L.(1)	Vice President
Lee, Hanben Kim*	Director, Executive Vice President
LeMay, Emily A. (7)	Managing Director
MacNeil, Justin D. (2)	Managing Director and Assistant Treasurer
Maxwell, Tonya R. (7)	Senior Vice President
Mazzini, Juan	Managing Director
McIntyre, Stephen	Managing Director
Morreale, Michael (2)	Vice President
Morse, Andrew (2)	Vice President
Moskovich, Barrie Ribet	Managing Director
Nelson, Paula G.*(1)	Director, Managing Director and Head of Strategic Growth
O’Shea, Daniel P. (1)	Chief Administrative Officer
Patterson, Sarah M. (1)	Managing Director, General Counsel for Individual Markets and Assistant Secretary
Paulousky, Michael (2)	Vice President
Poon, Peggy	Senior Vice President
Ramos, Samuel	Chief Legal Officer and General Counsel
Roach, Jason M. (2)	Managing Director
Root, Edward	Managing Director
Rugel, Peter John*(1)	Director, Chief Operations Officer
Rutherford, Kelly J. (1)	Managing Director
Sangalang, Mark (2)	Vice President
Sareen, Manu*(3)	Director, President
Scott, Lauren T.	Senior Vice President and Head of Regulatory and Government Affairs
Shainberg, Andrew M.	Chief Compliance Officer and General Counsel for Ethics
Sherrill, Philip W.	Chief Strategy Officer and Managing Director
Silber, Gary Phillip	Managing Director, General Counsel for Investments, Institutional Markets & Corporate Office and Assistant Secretary
Todd, Eric D.*(5)	Director, Managing Director
Valeri, Catherine (2)	Vice President, Privacy Officer, Anti-Money Laundering Officer and Special Investigative Unit Officer
Vynalek, Richard (1)	Vice President
Weiss, David L.(1)	Vice President
Wilson, Edward	Chief Risk Officer

ITEM 32.                                           PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

nership 100% indirect ownership Third Party Investors 61.5% 38.5% CONFIDENTIAL 0% 100% 1% (Delaware) ge 2 (Delaware) 100% 10% 90% (Indiana) Key: Bermuda (Re)insurer U.S. Insurance Company (Iowa) Captive (Re)insurer or Si (Iowa) (Delaware) Page 1 of 2 1/20/2022 ForeLife Agency, Inc. Holdco LLC 25% 100% Global Atlantic (Fin) Company See Pa 100% 100% 100% 100% 100%100%100%GA - Industrial (Delaware) LLC 100% Global Atlantic Investment Advisors, LLC (Indiana) Gotham Issuer, LLC (Delaware) 100%100%100%100% Tapioca View, LLC (Delaware) 100% Gotham Re, Inc. (Vermont) 100% Accordia Life and Annuity Company (Iowa) 100% Cape Verity I, Inc. milar Entity 100% Cape Verity III, Inc. 100% DBE Solar Holdco LLC NAV Solar Holdco LLC (Delaware) Forethought Life Insurance Company (Indiana) First Allmerica Financial Life Insurance Company (Massachusetts) Commonwealth Annuity & Life Insurance Company (Massachusetts) Global Atlantic Distributors, LLC (Delaware) Infinity Transportation Equipment Leasing, (Delaware) Global Atlantic Insurance Network LLC (Delaware) GA Risk Advisors, Inc. (Delaware) EXL Solar HoldCo, LLC (Delaware) Global Atlantic Equipment Management, LLC (Delaware) Global Atlantic Financial Company (Delaware) Global Atlantic Risk Advisors, L.P. (Delaware) Global Atlantic Re Limited (Bermuda) GA Re US HoldCo, LP GA Re Bermuda HoldCo Limited (Bermuda) KKR Magnolia Holdings LLC (Cayman Islands Limited Liability Company) 1,000 non-votingGAMC L.P. incentive shares(Bermuda) The Global Atlantic Financial Group LLC (Bermuda) 10 Global Atlantic Financial Group Limited (Bermuda) 10 0% Global Atlantic Financial Limited (Bermuda) 100%10 0% 99% Global Atlantic Financial Company Bermuda Limited (Bermuda) 100%Global Atlantic Assurance Limited 75%(Bermuda) KKR & Co. Inc. (Delaware Corporation) ~ 68.2% indirect ow KKR Group Partnership L.P. (Cayman Islands Limited Partnership)

CONFIDENTIAL

KKR & Co. Inc. (Delaware Corporation)
~ 68.2% indirect ownership
KKR Group Partnership L.P. (Cayman Islands Limited Partnership)
100% indirect ownership
KKR Magnolia Holdings LLC (Cayman Islands Limited Liability Company)
Third Party Investors
61.5%
38.5%
The Global Atlantic Financial Group LLC (Bermuda)
1,000 non-voting incentive shares
GAMC L.P. (Bermuda)
100%
Global Atlantic Financial Group Limited (Bermuda)
100%
Global Atlantic Financial Limited (Bermuda)
GA Re Bermuda HoldCo Limited (Bermuda)
100%
1%
99%
GA Re US HoldCo, LP (Delaware)
25%
75%
Global Atlantic Re Limited (Bermuda)
100%
EXL Solar HoldCo, LLC (Delaware)
100%
Global Atlantic Assurance Limited (Bermuda)
100%
Global Atlantic Financial Company Bermuda Limited (Bermuda)
100%
Global Atlantic (Fin) Company (Delaware)
See Page 2
100%
Global Atlantic Risk Advisors, L.P. (Delaware)
100%
GA Risk Advisors, Inc. (Delaware)
100%
Global Atlantic Financial Company (Delaware)
100%
Global Atlantic Insurance Network LLC (Delaware)
100%
Global Atlantic Equipment Management, LLC (Delaware)
100%
Infinity Transportation Equipment Leasing, LLC (Delaware)
100%
GA - Industrial Holdco LLC (Delaware)
100%
ForeLife Agency, Inc. (Indiana)
100%
Global Atlantic Investment Advisors, LLC (Indiana)
100%
Global Atlantic Distributors, LLC (Delaware)
100%
Commonwealth Annuity & Life Insurance Company (Massachusetts)
100%
NAV Solar Holdco LLC (Delaware)
100%
Forethought Life Insurance Company (Indiana)
100%
First Allmerica Financial Life Insurance Company (Massachusetts)
100%
Accordia Life and Annuity Company (Iowa)
10%
90%
Gotham Issuer, LLC (Delaware)
100%
Tapioca View, LLC (Delaware)
100%
Gotham Re, Inc. (Vermont)
100%
Cape Verity I, Inc. (Iowa)
100%
Cape Verity III, Inc. (Iowa)
100%
DBE Solar Holdco LLC (Delaware)
Key:
Bermuda (Re)insurer
U.S. Insurance Company
Captive (Re)insurer or Similar Entity

Page 1 of 2 1/20/2022

eRESI Management Lakestar Semi, Inc. (Delaware) (third party, not-Global Atlantic, owned) 9.9% 1% Page 2 of 2 1/20/2022 Emporium TPO, LLC (Delaware) eRESI Mortgage LLC (Delaware) Global Atlantic (Fin) Company (Delaware) 0% 100% 10 30.1%69.9% 99% 1% 90.1%99% Emporium Holdco Inc. (Delaware) eRESI Capital LLC (Delaware) eRESI Capital Holdco LLC (Delaware) eRESI Holdings Inc. (Delaware)

Global Atlantic (Fin) Company
(Delaware)
100%
100%
eRESI Holdings Inc.
(Delaware)
eRESI Management
30.1%
69.9%
eRESI Capital Holdco LLC
(Delaware)
99%
eRESI Capital LLC
(Delaware)
1%
Lakestar Semi, Inc.
(Delaware)
(third party, not-Global Atlantic, owned)
90.1%
99%
Emporium Holdco Inc.
(Delaware)
9.9%
1%
eRESI Mortgage LLC
(Delaware)
Emporium TPO, LLC
(Delaware)

Page 2 of 2 1/20/2022

LEGAL ENTITY NAME	BUSINESS DESCRIPTION	PARENT 1	OWNERSHIP INTEREST	PARENT 2	OWNERSHIP INTEREST

Accordia Life and Annuity Company	Life insurance company	Commonwealth Annuity and Life Insurance Company	100%

Cape Verity I, Inc.	Captive reinsurer for ALAC business	Accordia Life and Annuity Company	100%

Cape Verity III, Inc.	Captive reinsurer for ALAC business	Accordia Life and Annuity Company	100%

Commonwealth Annuity and Life Insurance Company	Life insurance company	Global Atlantic (Fin) Company	100%

DBE Solar Holdco LLC	Investment vehicle	Accordia Life and Annuity Company	100%

Emporium Holdco Inc.	Holding company	Global Atlantic (Fin) Company	100%
Emporium TPO, LLC	Employing entity for licensed mortgage loan originators/underwriters	eRESI Capital LLC	99%	Emporium Holdco Inc.	1%
eRESI Capital LLC	Employing entity for non-mortgage loan originators employees	eRESI Capital Holdco LLC	99%	Emporium Holdco Inc.	1%
eRESI Capital Holdco LLC	Holding company	eRESI Holdings Inc.	69.9%	eRESI Management	30.1%
eRESI Holdings Inc.	Holding company	Global Atlantic (Fin) Company	100%
eRESI Mortgage LLC	Mortgage correspondent sourcing business of eRESI	eRESI Capital LLC	90.1%	Lakestar Semi, Inc.	9.9%
EXL Solar HoldCo, LLC	Holds tax equity investments in solar electric generation companies	Global Atlantic Re Limited	100%

First Allmerica Financial Life Insurance Company	Life insurance company	Commonwealth Annuity and Life Insurance Company	100%

ForeLife Agency, Inc.	Holder of Texas preneed permit enabling FLIC to sell preneed life insurance in Texas	Global Atlantic (Fin) Company	100%

Forethought Life Insurance Company	Issuer of life insurance and annuities contracts	Commonwealth Annuity and Life Insurance Company	100%

GA — Industrial Holdco LLC	Holding company	Global Atlantic (Fin) Company	100%

GA Re Bermuda HoldCo Limited	Limited partner of GA Re US HoldCo, LP	Global Atlantic Financial Limited	100%

GA Re US HoldCo, LP	Delaware limited partnership	Global Atlantic Financial Limited	99%	GA Re Bermuda HoldCo Limited	1%

GA Risk Advisors, Inc.	General partner of Global Atlantic Risk Advisors, L.P.	Global Atlantic (Fin) Company	100%

Global Atlantic Assurance Limited	Reinsurance company	Global Atlantic Financial Limited	100%

Global Atlantic Distributors, LLC	Securities Broker-dealer registered with SEC and FINRA	Global Atlantic (Fin) Company	100%

Global Atlantic Equipment Management, LLC	Service company of transportation assets	Global Atlantic (Fin) Company	100%

Global Atlantic (Fin) Company	Intermediate holding company for L&A business of GAFGL	Global Atlantic Financial Limited	100%

Global Atlantic Financial Company	Service company and common employer for the L&A business of GAFGL	Global Atlantic (Fin) Company	100%

Global Atlantic Financial Company Bermuda Limited	Bermuda service/employing company	Global Atlantic Financial Limited	100%

Global Atlantic Financial Group Limited	Ultimate parent and holding company	The Global Atlantic Financial Group LLC	100%

Global Atlantic Financial Limited	Intermediate holding company for L&A business of GAFGL	Global Atlantic Financial Group Limited	100%

Global Atlantic Insurance Network LLC	To act as an insurance agency	Global Atlantic (Fin) Company	100%

Global Atlantic Investment Advisors, LLC	Investment advisor registered with SEC	Global Atlantic (Fin) Company	100%

Global Atlantic Re Limited	Reinsurance company	Global Atlantic Financial Limited	75%	GA Re US HoldCo, LP	25%

Global Atlantic Risk Advisors, L.P.	Reinsurance intermediary	Global Atlantic (Fin) Company	100%

Gotham Issuer, LLC	Limited liability company with limited purpose of issuing notes related to Gotham Re, Inc.	Accordia Life and Annuity Company	90%	Global Atlantic (Fin) Company	10%

Gotham Re, Inc.	Vermont special purpose financial insurance company	Accordia Life and Annuity Company	100%

Infinity Transportation Equipment Leasing, LLC	Management services company that manages the Infinity Transportation (i.e., freight transportation equipment) investment owned by Global Atlantic [through its subsidiaries].	The Global Atlantic (Fin) Company	100%

KKR Group Partnership L.P.	Management equity ownership vehicle in public company	KKR & Co. Inc.	68.2% indirect ownership

KKR Magnolia Holdings LLC	Intermediate holding company	KKR Group Partnership L.P.	100% indirect ownership

NAV Solar Holdco LLC	Investment vehicle	Commonwealth Annuity and Life Insurance Company	100%

Tapioca View, LLC	Limited liability company with limited purpose of making note payments and any applicable early termination fees related to Cape Verity I, LLC	Accordia Life and Annuity Company	100%

The Global Atlantic Financial Group LLC	New holding company post KKR acquisition	KKR Magnolia Holdings LLC	61.5%	Third Party Investors	38.5%

				GAMC L.P.	1,000 non-voting incentive shares

ITEM 33.                                           INDEMNIFICATION

RULE 484 UNDERTAKING - Article VI of the Company’s Bylaws states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys’ fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 34.                                           PRINCIPAL UNDERWRITERS

(A)                               Global Atlantic Distributors, LLC acts as a principal underwriter for the following:

•                  VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA A, VA B, VA C, VA G, VA H, VA K, VA-P, Commonwealth Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Select Separate Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

•                  Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

•                  Forethought Life Insurance Company Separate Account A of Forethought Life Insurance Company

•                  Forethought Variable Insurance Trust

(B)                               Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

30 Hudson Yards
500 West 33rd Street
New York, NY 10001

(1)         20 Guest Street, Brighton, MA  02135

(2)         One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103

(3)         4405 Cox Road, Suite 150, Glen Allen, VA  23060

(4)         10 West Market Street, Suite 2300, Indianapolis, IN 46204

NAME	POSITION OR OFFICE WITH THE UNDERWRITER
Arena, Jr., Robert M. (2)	President, Manager and Chairman
Bickler, Jason A.	Managing Director and Designated Licensed Responsible Producer
Freund, Kathryn L.	Assistant Secretary
Harpel, Jeffrey (3)	Chief Financial Officer
Hensel, Ronald (2)	Vice President
MacNeil, Justin D. (1)	Assistant Treasurer
Nelson, Paula G. (2)	Manager, Head of Distribution
Patterson, Sarah M. (2)	Assistant Secretary
Ramos, Samuel	General Counsel and Secretary
Roach, Jason M. (1)	Treasurer
Rutherford, Kelly J. (2)	Senior Vice President
Siegel, Dean (2)	Vice President
Todd, Eric D. (4)	Manager
Vynalek, Richard (2)	Chief Compliance Officer
Weiss, David L. (2)	Senior Vice President

(C)                               As indicated in Part B (Statement of Additional Information) in response to Item 20(c), no commissions or other compensation was received by Global Atlantic Distributors, LLC, the current principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

ITEM 35.                                           LOCATION OF ACCOUNTS AND RECORDS

Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained for the Company by the Registrant through Global Atlantic Financial Group, at its office at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103

ITEM 36.                                           MANAGEMENT SERVICES

The Company provides daily unit value calculations and related services for the Company’s separate accounts.

ITEM 37.                                           FEE REPRESENTATION (pursuant to Section 26(f) of the Investment Company Act of 1940)

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Brighton, and Commonwealth of Massachusetts, on the 25th day of April, 2022.

VEL II ACCOUNT OF
COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

/s/ Sarah M. Patterson
Sarah M. Patterson, Managing Director,
General Counsel of Individual Markets, and Assistant Secretary

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

/s/ Sarah M. Patterson
Sarah M. Patterson, Managing Director,
General Counsel of Individual Markets, and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

Robert Arena, Jr.*	Director, Chairman and Co-President, Individual Markets (principal executive officer)	April 25, 2022

David Jacoby*	Chief Financial Officer (principal financial and accounting officer) and Treasurer	April 25, 2022

Hanben Kim Lee*	Director and Executive Vice President	April 25, 2022

Paula Nelson*	Director, Managing Director and Head of Strategic Growth	April 25, 2022

Peter John Rugel*	Director and Chief Operations Officer	April 25, 2022

Manu Sareen*	Director and President	April 25, 2022

Eric Todd*	Director and Managing Director	April 25, 2022

*Sarah M. Patterson, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney duly executed by such persons.

/s/ Sarah M. Patterson
Sarah M. Patterson, Attorney-in-Fact

033-57792 / VEL II (93)

EXHIBIT TABLE

(H)(3)(i)

Amendment 1 to Participation Agreement dated January 1, 2019 by and between Commonwealth Annuity and Life Insurance Company, Forethought Variable Insurance Trust, Northern Lights Distributor, LLC, and Global Atlantic Investment Advisors, LLC.

(H)(3)(ii)

Amendment 2 to Participation Agreement dated August 20, 2021 by and between Commonwealth Annuity and Life Insurance Company, Forethought Variable Insurance Trust, Northern Lights Distributor, LLC, and Global Atlantic Investment Advisors, LLC.

(K)	Legal Opinion of Sarah M. Patterson, Managing Director, General Counsel of Individual Markets and Assistant Secretary.

(N)(i)	Consents of Deloitte & Touche LLP.

(N)(ii)	Consent of PricewaterhouseCoopers LLP.

(S)(i)	Power of Attorney for Robert Arena, Jr.

(S)(ii)	Power of Attorney for David Jacoby.

(S)(iii)	Power of Attorney for Hanben Kim Lee.

(S)(iv)	Power of Attorney for Paula Nelson.

(S)(v)	Power of Attorney for Peter John Rugel.

(S)(vi)	Power of Attorney for Manu Sareen.

(S)(vii)	Power of Attorney for Eric Todd.